                     EXECUTION COPY











                                 INDENTURE



                                  between



                    FIRST MERCHANTS AUTO TRUST 1996-A,
                                 as Issuer



                                    and



                      HARRIS TRUST AND SAVINGS BANK,
                           as Indenture Trustee



                          Dated as of May 1, 1996

                             TABLE OF CONTENTS
                                                                       Page


                                 ARTICLE I

                Definitions and Incorporation by Reference

SECTION 1.01. Definitions. . . . . . . . . . . . . . . . . . . . . . . .  2
SECTION 1.02. Rules of Construction. . . . . . . . . . . . . . . . . . .  9

                                ARTICLE II

                                 The Notes

SECTION 2.01. Form . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
SECTION 2.02. Execution, Authentication and Delivery . . . . . . . . . . 12
SECTION 2.03. Temporary Notes. . . . . . . . . . . . . . . . . . . . . . 13
SECTION 2.04. Registration; Registration of Transfer and Exchange. . . . 13
SECTION 2.05. Transfer and Exchange. . . . . . . . . . . . . . . . . . . 14
SECTION 2.06. Mutilated, Destroyed, Lost or Stolen Notes . . . . . . . . 21
SECTION 2.07. Persons Deemed Owner . . . . . . . . . . . . . . . . . . . 22
SECTION 2.08. Payment of Principal and Interest; Defaulted
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
SECTION 2.09. Cancellation . . . . . . . . . . . . . . . . . . . . . . . 23
SECTION 2.10. Definitive Notes . . . . . . . . . . . . . . . . . . . . . 23
SECTION 2.11. Tax Treatment. . . . . . . . . . . . . . . . . . . . . . . 24
SECTION 2.12. Determination of LIBOR . . . . . . . . . . . . . . . . . . 24
SECTION 2.13. Initial Calculation Agent; Replacement of Calculation
  Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

                                ARTICLE III

                                 Covenants

SECTION 3.01. Payment of Principal and Interest. . . . . . . . . . . . . 25
SECTION 3.02. Maintenance of Office or Agency. . . . . . . . . . . . . . 25
SECTION 3.03. Money for Payments To Be Held in Trust . . . . . . . . . . 25
SECTION 3.04. Existence. . . . . . . . . . . . . . . . . . . . . . . . . 27
SECTION 3.05. Protection of Trust Estate . . . . . . . . . . . . . . . . 27
SECTION 3.06. Opinions as to Trust Estate. . . . . . . . . . . . . . . . 27
SECTION 3.07. Performance of Obligations; Servicing of
  Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
SECTION 3.08. Negative Covenants . . . . . . . . . . . . . . . . . . . . 30
SECTION 3.09. Annual Statement as to Compliance. . . . . . . . . . . . . 30
SECTION 3.10. Issuer May Consolidate, etc., Only on Certain Terms. . . . 30
SECTION 3.11. Successor or Transferee. . . . . . . . . . . . . . . . . . 32
SECTION 3.12. No Other Business. . . . . . . . . . . . . . . . . . . . . 32
SECTION 3.13. No Borrowing . . . . . . . . . . . . . . . . . . . . . . . 32
SECTION 3.14. Servicer's Obligations . . . . . . . . . . . . . . . . . . 32
SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. . . . . 32
SECTION 3.16. Capital Expenditures . . . . . . . . . . . . . . . . . . . 33
SECTION 3.17. Removal of Administrator . . . . . . . . . . . . . . . . . 33
SECTION 3.18. Restricted Payments. . . . . . . . . . . . . . . . . . . . 33
SECTION 3.19. Notice of Events of Default. . . . . . . . . . . . . . . . 33
SECTION 3.20. Further Instruments and Acts . . . . . . . . . . . . . . . 33

                                ARTICLE IV

                        Satisfaction and Discharge

SECTION 4.01. Satisfaction and Discharge of Indenture. . . . . . . . . . 33
SECTION 4.02. Application of Trust Money . . . . . . . . . . . . . . . . 34
SECTION 4.03. Repayment of Moneys Held by Paying Agent . . . . . . . . . 35
SECTION 4.04. Release of Collateral. . . . . . . . . . . . . . . . . . . 35

                                 ARTICLE V

                                 Remedies

SECTION 5.01. Events of Default. . . . . . . . . . . . . . . . . . . . . 35
SECTION 5.02. Acceleration of Maturity; Rescission and Annulment . . . . 36
SECTION 5.03. Collection of Indebtedness and Suits for Enforcement
              by Indenture Trustee;. . . . . . . . . . . . . . . . . . . 38
SECTION 5.04. Remedies; Priorities . . . . . . . . . . . . . . . . . . . 40
SECTION 5.05. Optional Preservation of the Receivables . . . . . . . . . 41
SECTION 5.06. Limitation of Suits. . . . . . . . . . . . . . . . . . . . 41
SECTION 5.07. Unconditional Rights of Noteholders To Receive
              Principal and Interest . . . . . . . . . . . . . . . . . . 42
SECTION 5.08. Restoration of Rights and Remedies . . . . . . . . . . . . 42
SECTION 5.09. Rights and Remedies Cumulative . . . . . . . . . . . . . . 42
SECTION 5.10. Delay or Omission Not a Waiver . . . . . . . . . . . . . . 43
SECTION 5.11. Control by Noteholders . . . . . . . . . . . . . . . . . . 43
SECTION 5.12. Waiver of Past Defaults. . . . . . . . . . . . . . . . . . 43
SECTION 5.13. Undertaking for Costs. . . . . . . . . . . . . . . . . . . 44
SECTION 5.14. Waiver of Stay or Extension Laws . . . . . . . . . . . . . 44
SECTION 5.15. Action on Notes. . . . . . . . . . . . . . . . . . . . . . 44
SECTION 5.16. Performance and Enforcement of Certain Obligations . . . . 44

                                ARTICLE VI

                           The Indenture Trustee

SECTION 6.01. Duties of Indenture Trustee. . . . . . . . . . . . . . . . 45
SECTION 6.02. Rights of Indenture Trustee. . . . . . . . . . . . . . . . 46
SECTION 6.03. Individual Rights of Indenture Trustee . . . . . . . . . . 47
SECTION 6.04. Indenture Trustee's Disclaimer . . . . . . . . . . . . . . 47
SECTION 6.05. Notice of Defaults . . . . . . . . . . . . . . . . . . . . 47
SECTION 6.06. Reports by Indenture Trustee to Holders. . . . . . . . . . 47
SECTION 6.07. Compensation and Indemnity . . . . . . . . . . . . . . . . 47
SECTION 6.08. Replacement of Indenture Trustee . . . . . . . . . . . . . 48
SECTION 6.09. Successor Indenture Trustee by Merger. . . . . . . . . . . 49
SECTION 6.10. Appointment of Co-Indenture Trustee or Separate
              Indenture Trustee. . . . . . . . . . . . . . . . . . . . . 49
SECTION 6.11. Eligibility; Disqualification. . . . . . . . . . . . . . . 50
SECTION 6.12. Pennsylvania Motor Vehicle Sales Finance Act
  Licenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50

                                ARTICLE VII

                      Noteholders' Lists and Reports

SECTION 7.01. Issuer To Furnish Indenture Trustee Names and Addresses
              of Noteholders . . . . . . . . . . . . . . . . . . . . . . 51
SECTION 7.02. Preservation of Information; Communications to
  Noteholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
SECTION 7.03. Fiscal Year of Issuer. . . . . . . . . . . . . . . . . . . 51

                               ARTICLE VIII

                   Accounts, Disbursements and Releases

SECTION 8.01. Collection of Money. . . . . . . . . . . . . . . . . . . . 51
SECTION 8.02. Trust Accounts . . . . . . . . . . . . . . . . . . . . . . 52
SECTION 8.03. General Provisions Regarding Accounts. . . . . . . . . . . 52
SECTION 8.04. Release of Trust Estate. . . . . . . . . . . . . . . . . . 53
SECTION 8.05. Opinion of Counsel . . . . . . . . . . . . . . . . . . . . 53

                                ARTICLE IX

                          Supplemental Indentures

SECTION 9.01. Supplemental Indentures Without Consent of N o
teholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
SECTION 9.02. Supplemental Indentures with Consent of Noteholders. . . . 55
SECTION 9.03. Execution of Supplemental Indentures . . . . . . . . . . . 56
SECTION 9.04. Effect of Supplemental Indenture . . . . . . . . . . . . . 56
SECTION 9.05. Reference in Notes to Supplemental Indentures. . . . . . . 56

                                 ARTICLE X

                            Redemption of Notes

SECTION 10.01.  Redemption . . . . . . . . . . . . . . . . . . . . . . . 57
SECTION 10.02.  Form of Redemption Notice. . . . . . . . . . . . . . . . 57
SECTION 10.03.  Notes Payable on Redemption Date . . . . . . . . . . . . 58

                                ARTICLE XI

                               Miscellaneous

SECTION 11.01.  Compliance Certificates and Opinions, etc. . . . . . . . 58
SECTION 11.02.  Form of Documents Delivered to Indenture Trustee . . . . 59
SECTION 11.03.  Acts of Noteholders. . . . . . . . . . . . . . . . . . . 60
SECTION 11.04.  Notices, etc., to Indenture Trustee, Issuer and
  Rating Agencies. . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
SECTION 11.05.  Notices to Noteholders; Waiver . . . . . . . . . . . . . 61
SECTION 11.06.  Alternate Payment and Notice Provisions. . . . . . . . . 62
SECTION 11.07.  Effect of Headings and Table of
                  Contents . . . . . . . . . . . . . . . . . . . . . . . 62
SECTION 11.08.  Successors and Assigns . . . . . . . . . . . . . . . . . 62
SECTION 11.09.  Separability . . . . . . . . . . . . . . . . . . . . . . 62
SECTION 11.10.  Benefits of Indenture. . . . . . . . . . . . . . . . . . 62
SECTION 11.11.  Legal Holidays . . . . . . . . . . . . . . . . . . . . . 62
SECTION 11.12.  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . 63
SECTION 11.13.  Counterparts . . . . . . . . . . . . . . . . . . . . . . 63
SECTION 11.14.  Recording of Indenture . . . . . . . . . . . . . . . . . 63
SECTION 11.15.  Trust Obligation . . . . . . . . . . . . . . . . . . . . 63
SECTION 11.16.  No Petition. . . . . . . . . . . . . . . . . . . . . . . 63
SECTION 11.17.  Inspection . . . . . . . . . . . . . . . . . . . . . . . 63


SCHEDULE A  Schedule of Receivables

EXHIBIT A-1   Form of Class A-1 Note and Class A-1 Regulation S
              Temporary Global Note
EXHIBIT A-2   Form of Class A-2 Note and Class A-2 Regulation S
              Temporary Global Note
EXHIBIT B-1   Transferor Certificate (From Rule 144-A Global Note to
              Regulation S Global Note)
EXHIBIT B-2   Transferor Certificate (From Regulation S Global Note
              to Rule 144-A
      Global Note)
EXHIBIT B-3   Transferor Certificate (From Definitive Note to
              Definitive Note)
      Form of the Note Depository Agreement
EXHIBIT B-4   Transferor Certificate (From Definitive Note to Rule
              144-A Global Note)
EXHIBIT B-5   Transferor Certificate (From Rule 144-A Global Note or
              Regulation S
      Permanent Global Note to Definitive Note)
EXHIBIT C     Form of the Note Depository Agreement

    INDENTURE dated as of May 1, 1996, between FIRST MERCHANTS AUTO TRUST 1996-A, a Delaware business trust (the "Issuer"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as trustee and not in its individual capacity (the "Indenture Trustee").

    Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Floating Rate Asset Backed Notes, Class A-1 (the "Class A-1 Notes") and 6.70% Asset Backed Notes, Class A-2 (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Notes"):

                              GRANTING CLAUSE

    The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to (a) the Receivables and all moneys received thereon on or after April 1, 1996;
(b) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Issuer in such Financed Vehicles; (c) any Liquidation Proceeds and any other proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including any vendor's single interest or other collateral protection insurance policy;
(d) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Seller, the Servicer, or the Issuer; (e) all documents and other items contained in the Receivables Files; (f) all funds on deposit from time to time in the Trust Accounts and in all investments and proceeds thereof (including all income thereon); (g) the Sale and Servicing Agreement (including the Issuer's right to cause the Seller to repurchase Receivables from the Issuer under certain circumstances described therein); and (h) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

    The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

    The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.


                                ARTICLE I

                Definitions and Incorporation by Reference

    SECTION 1.01.  (a)   Definitions.  Except as otherwise
specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

    "Act" has the meaning specified in Section 11.03(a).

    "Administration Agreement" means the Administration Agreement dated as of May 1, 1996, among the Administrator, the Issuer and the Indenture Trustee.

    "Administrator" means First Merchants, or any successor
Administrator under the Administration Agreement.

    "Agent Member" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

    "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).


    "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.01.

    "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Chicago, Illinois or the city in which the Corporate Trust office are authorized or obligated by law, regulation or executive order to remain closed.

    "Calculation Agent" means the Indenture Trustee or any other
Person authorized by the Issuer to make the calculations described in
Section 2.12 on behalf of the Trust and the Noteholders. The Indenture Trustee shall be the initial Calculation Agent.

    "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

    "Class A-1 Notes" means the Floating Rate Asset Backed Notes,
Class A-1, substantially in the form of Exhibit A-1.

    "Class A-1 Rate" means a per annum rate equal to LIBOR plus 0.17%, subject to a maximum rate with respect to any Floating Rate Interest Accrual Period of 12% per annum (computed on the basis of the actual number of days in each Floating Rate Interest Accrual Period divided by 360).

    "Class A-2 Notes" means the 6.70% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2.

    "Class A-2 Rate" means 6.70% per annum (computed on the basis of a 360 day year consisting of twelve 30-day months).

    "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

    "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

    "Closing Date" means May 21, 1996.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

    "Collateral" has the meaning specified in the Granting Clause of this Indenture.

    "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business is administered, which office at the date of execution of this Agreement is located at Harris Trust and Savings Bank, 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606 (facsimile number
(312) 461-3525); Attention: Indenture Trust Administration, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Security Insurer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders, the Security Insurer and the Issuer.

    "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

    "Definitive Notes" has the meaning specified in Section 2.01.

    "Depositary" means an organization registered as a clearing
"agency" pursuant to Section 17A of the Exchange Act.

    "Event of Default" has the meaning specified in Section 5.01.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

    "Floating Rate Interest Accrual Period" means, with respect to the Class A-1 Notes, the period from and including the most recent
Distribution Date on which interest has been paid (or, in the case of the first Distribution Date, the Closing Date) to but excluding the following Distribution Date.

    "Global Notes" means, individually and collectively, the Regulation S Temporary Global Note, the Regulation S Permanent Global Note and the Rule 144A Global Note beneficial ownership and transfers of which shall be made through book entries by the Depositary.

    "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and a right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

    "Holder" or "Noteholder" means (a) a Person in whose name a Note is registered on the Note Register or (b) if the Security Insurer has made a payment under the Policy, the Security Insurer to the exent provided in Section 2.08(c) of this Indenture, Section 5.10 of the Sale and Servicing Agreement and the proviso to the definition of "Outstanding".

    "Indenture Trustee" means Harris Trust and Savings Bank, an
Illinois banking corporation, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

    "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

    "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of
Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

    "Initial Purchaser" means Salomon Brothers Inc.

    "Interest Accrual Period" means, with respect to any Distribution Date and the Class A-2 Notes, the period from and including the 15th day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to, but excluding, the 15th day of the month of such Distribution Date.

    "Interest Rate" means the Class A-1 Rate or the Class A-2 Rate.

    "Issuance Date" means the date on which the Notes are first authenticated and issued.

    "Issuer" means First Merchants Auto Trust 1996-A until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein, each other obligor on the Notes.

    "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

    "LIBOR" means, with respect to the applicable Floating Rate Interest Accrual Period, the London interbank offered rate for U.S. dollar deposits for one month determined by the Calculation Agent on the related LIBOR Determination Date pursuant to Section 2.12.

    "LIBOR Business Day" means any day that is both a Business Day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

    "LIBOR Determination Date" means (i) with respect to the first Floating Rate Interest Accrual Period, the second LIBOR Business Day prior to the Closing Date and (ii) with respect to each Floating Rate Interest Accrual Period thereafter, the second LIBOR Business Day prior to the first day of such Floating Rate Interest Accural Period for so long as the Class A-1 Notes are outstanding.

    "Note" means a Class A-1 Note or a Class A-2 Note.

    "Note Depository Agreement" means the agreement dated May 1, 1996, among the Issuer, the Administrator, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Class A-1 Notes and the Class A-2 Notes, substantially in the form of Exhibit C.

    "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

    "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

    "Offering Memorandum" means the offering memorandum relating to the Notes dated May 10, 1996.

    "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of
Section 11.01, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

    "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be an employee of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and (if the Security Insurer is an addressee of such Opinion of Counsel) to the Security Insurer, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.01 and shall be in form and substance satisfactory to the Indenture Trustee and (if the Security Insurer is an addressee of such Opinion of Counsel) to the Security Insurer.

    "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

         (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

         (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

         (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Notes that have been paid with proceeds of the Policy shall continue to remain Outstanding for purposes of this Indenture until the Security Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement, as evidenced by a written notice from the Security Insurer delivered to the Indenture Trustee, and the Security Insurer shall be deemed to be the Holder of such Notes to the extent of any payments made thereon by the Security Insurer; provided, further that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

    "Outstanding Amount" means the aggregate principal amount of all Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

    "Owner Trustee" means Chemical Bank Delaware, not in its individual capacity but solely as Owner Trustee under the Trust
Agreement, or any successor Owner Trustee under the Trust Agreement.

    "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Collection Account and the Note Distribution Account, including payments of principal of or interest on the Notes on behalf of the Issuer.

    "Payment Date" means a Distribution Date.

    "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

    "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.06 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

    "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

    "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Issuer and (if the Security Insurer is the Controlling Party) the Security Insurer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes and will not result in an increased capital charge to the Security Insurer.

    "Rating Agency" means each of Moody's and Standard & Poor's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.
    "Record Date" means, with respect to a Distribution Date or Redemption Date, the close of business on the day immediately preceding such Distribution Date or Redemption Date.

    "Redemption Date" means, in the case of a redemption of the Notes pursuant to Section 10.01(a) or a payment to Noteholders pursuant to
Section 10.01(b), the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.01(a) or (b), as applicable.

    "Redemption Price" means (a) in the case of a redemption of the Notes pursuant to Section 10.01(a), an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the Class A-2 Rates for each Class of Notes being so redeemed to but excluding the Redemption Date, or (b) in the case of a payment made to Noteholders pursuant to Section 10.01(b), the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a) above.

    "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

    "Regulation S" means Regulation S, as amended, promulgated under the Securities Act.

    "Regulation S Global Note" means the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, as appropriate.

    "Regulation S Permanent Global Note" means a permanent global note, evidencing either Class A-1 Notes or Class A-2 Notes, that contains the paragraph referred to in footnote 1 and the additional schedule referred to in the form of the Note attached hereto as Exhibit A-1 or Exhibit A-2, as applicable, and that is deposited with and registered in the name of the Depositary or its nominee, representing the Notes sold in reliance on Regulation S.

    "Regulation S Temporary Global Note" means a single temporary global note, evidencing either Class A-1 Notes or Class A-2 Notes, in the form of the Note attached hereto as Exhibit A-1 or Exhibit A-2, as applicable, that is deposited with and registered in the name of the Depositary or its nominee, representing the Notes sold in reliance on Regulation S.

    "Responsible Officer" means, with respect to the Indenture
Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

    "Rule 144A" means Rule 144A promulgated under the Securities Act.

    "Rule 144A Global Note" means a permanent global note, evidencing either Class A-1 Notes or Class A-2 Notes, that contains the paragraph referred to in footnote 1 and the additional schedule referred to in the form of the Note attached hereto as Exhibit A-1 or Exhibit A-2, as applicable, and that is deposited with and registered in the name of the Depositary or its nominee, representing the Notes sold in reliance on Rule 144A.

    "Sale and Servicing Agreement" means the Sale and Servicing
Agreement dated as of May 1, 1996, among the Issuer, the Seller, the Servicer and the Indenture Trustee, as Backup Servicer and Indenture Trustee.

    "Schedule of Receivables" means the list of the Receivables set forth in Schedule A (which Schedule may be in the form of microfiche).

    "SEC" means the Securities and Exchange Commission.

    "Securities Act" means the Securities Act of 1933, as amended.

    "Seller" means FMARC II, in its capacity as seller under the Sale and Servicing Agreement, and its successor in interest.

    "Servicer" means First Merchants, in its capacity as servicer under the Sale and Servicing Agreement, and any Successor Servicer thereunder.

    "State" means any one of the 50 States of the United States of America or the District of Columbia.

    "Successor Servicer" has the meaning specified in Section 3.07(e).

    "Telerate Page 3750" means the page so designated on the Dow Jones Telerate Service or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying London interbank offered rates of major banks.

    "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

    "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

    "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

    (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Sale and Servicing Agreement for all purposes of this Indenture.


    SECTION 1.02.  Rules of Construction.   Unless the context otherwise
requires:

         (i)  a term has the meaning assigned to it;

         (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

         (iii)     "or" is not exclusive;

         (iv) "including" means including without limitation;

         (v) words in the singular include the plural and words in the plural include the singular; and

         (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                ARTICLE II

                                 The Notes

    SECTION 2.01.       Form.   The Class A-1 Notes and the Class A-2
Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A-1 and Exhibit A-2, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

    The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

    Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A-1 and Exhibit A-2 are part of the terms of this Indenture.

         (a) Global Notes. The Notes are being offered and sold by the Seller pursuant to a purchase agreement relating to the Notes dated May 10, 1996 between the Seller and the Initial Purchaser (the
"Purchase Agreement").

         Notes offered and sold to qualified institutional buyers as defined in Rule 144A ("QIBs") in reliance on Rule 144A shall be issued initially in the form of Rule 144A Global Notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Indenture Trustee, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee and the Depositary or its nominee as hereinafter provided. The Indenture Trustee shall not be liable for any error or omission by the Depositary in making such record adjustments and the records of the Indenture Trustee shall be controlling with regard to outstanding principal amount of Notes hereunder.

         Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Indenture Trustee, at its office in The City of New York, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the investors' respective accounts at Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") or Cedel Bank Society Anonyme ("Cedel") duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The "40-day restricted period" (as defined in Regulation S) shall be terminated upon the receipt by the Indenture Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel, certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Rule 144A Global Note, all as contemplated by Section 2.05(a)(ii) hereof), and (ii) an Officers' Certificate from the Administrator. Following the termination of the 40-day restricted period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes which will be deposited with the Indenture Trustee, as custodian, and registered in the name of a nominee of the Depositary. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided. The Indenture Trustee shall incur no liability for any error or omission of the Depositary in making such record adjustments and the records of the Indenture Trustee shall be controlling with regard to outstanding principal amount of Regulation S Global Notes hereunder.

         Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Indenture Trustee, or by the custodian at the direction of the Indenture Trustee, in accordance with instructions given by the holder thereof as required by Section 2.05 hereof.

         The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel shall be applicable to interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes that are held by the Agent Member through Euroclear or Cedel.

         Except as set forth in Section 2.05 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

         (b) Book-Entry Provisions. This Section 2.01(b) shall apply only to the Rule 144A Global Note and the Regulation S Permanent Global Note deposited with or on behalf of the Depositary.

         The Issuer shall execute and the Indenture Trustee shall, in accordance with this Section 2.01(b), authenticate and deliver the Rule 144A Global Note and the Regulation S Permanent Global Note which (i) shall be registered in the name of the Depositary or the nominee of the Depositary and (ii) shall be delivered by the Indenture Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Indenture Trustee as custodian for the Depositary.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Indenture Trustee as custodian for the Depositary or under such Global Note, and the Depositary may be treated by the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

         The Note Registrar and the Indenture Trustee shall be entitled to deal with the Depositary for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners.

         The rights of Note Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Note Owners and the Depositary and/or the Agent Members pursuant to the Note Depository Agreement. The initial Depositary will make book-entry transfers among the Agent Members and receive and transmit payments of principal of and interest on the Notes to such Agent Members with respect to such Global Notes.

         Whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Depositary shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Agent Members owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         (c) Definitive Notes. Except as provided in this Section 2.01(c) and in Sections 2.05 and 2.10, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated definitive, fully registered Notes (the "Definitive Notes"). Purchasers of Notes who are institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and referred to as "Institutional Accredited Investors") who are not QIBs (and QIBs, if so requested by the Initial Purchaser) will receive Definitive Notes bearing the Restricted Notes Legend set forth in Exhibit A-1 hereto ("Restricted Notes").
Restricted Notes will bear the Restricted Notes Legend set forth on Exhibit A-1 unless removed in accordance with Section 2.05(f) hereof and may be exchanged for a Rule 144A Global Note, or interest therein, at any time, in the manner provided and subject to the requirements of
Section 2.05(c) hereof.

    SECTION 2.02.       Execution, Authentication and Delivery.   The
Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

    Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

    The Indenture Trustee shall upon Issuer Order authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $85,000,000 and Class A-2 Notes for original issue in an aggregate principal amount of $40,897,000. The aggregate principal amount of Class A-1 Notes and Class A-2 Notes outstanding at any time may not exceed such respective amounts except as provided in
Section 2.06.

    Each Note shall be dated the date of its authentication.  The
Notes shall be issuable as registered Notes in the minimum denomination of $250,000 and in integral multiples of $1,000 in excess thereof.

    No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

    SECTION 2.03.       Temporary Notes.   Pending the preparation of
definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

    If temporary Notes are issued, the Issuer shall cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

    SECTION 2.04.       Registration; Registration of Transfer and
Exchange.   The Issuer shall cause to be kept a register (the "Note
Register") in which, subject to such reasonable regulations as it may prescribe and the restrictions on transfers of the Notes set forth herein, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

    If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

    Subject to Section 2.05, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, if the requirements of
Section 8-401(1) of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

    Subject to Section 2.05, at the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of
Section 8-401(1) of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

    All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

    Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

    No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or
9.05 not involving any transfer.

    The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

    SECTION 2.05.       Transfer and Exchange.

         (a) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection
(g) of this Section 2.05. Transfers of beneficial interests in the Global Notes to persons required or permitted to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:

              (i   Rule 144A Global Note to Regulation S Global
         Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Depositary (or the Indenture Trustee as custodian for the Depositary) wishes to transfer its interest in such Rule 144A Global Note to a person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to compliance with the applicable procedures described herein (the "Applicable Procedures"), exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.05(a)(i). Upon receipt by the Indenture Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Indenture Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and the Euroclear or Cedel account to be credited with such increase, and (3) a certificate in the form of Exhibit B-1 hereto given by the Note Owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Indenture Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the initial aggregate principal amount of the applicable Rule 144A Global Note and to increase or cause to be increased the initial aggregate principal amount of the applicable Regulation S Global Note by the initial principal amount of the beneficial interest in the Rule 144A Global Note to be exchanged, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Regulation S Global Note equal to the reduction in the initial aggregate principal amount of the Rule 144A Global Note, and to debit, or cause to be debited, from the account of the person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.

             (ii   Regulation S Global Note to Rule 144A Global
         Note. If, at any time an owner of a beneficial interest in a Regulation S Global Note deposited with the Depositary or with the Indenture Trustee as custodian for the Depositary wishes to transfer its interest in such Regulation S Global Note to a person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.05(a)(ii). Upon receipt by the Indenture Trustee of (1) instructions from Euroclear or Cedel, if applicable, and the Depositary, directing the Indenture Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and (3) if such transfer is being effected prior to the expiration of the "40 day restricted period" (as defined by Regulation S under the Securities Act), a certificate in the form of Exhibit B-2 attached hereto given by the Note Owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the person transferring such interest in a Regulation S Global Note reasonably believes that the person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144A under the Securities Act and any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Administrator and to the Indenture Trustee, then the Indenture Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the initial aggregate principal amount of such Regulation S Global Note and to increase or cause to be increased the initial aggregate principal amount of the applicable Rule 144A Global Note by the initial principal amount of the beneficial interest in the Regulation S Global Note to be exchanged, and the Indenture Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Regulation S Global Note that is being transferred.

         (b)     Transfer and Exchange from Definitive Notes to
Definitive Notes. When Definitive Notes are presented by a holder to the Registrar with a request:

           (i) to register the transfer of Definitive Notes in the form of other Definitive Notes; or

           (ii) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange:

           (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such holder or by his attorney, duly authorized in writing; and

           (ii)  the case of a Definitive Note that is a
                 Restricted Note, such request shall be
                 accompanied by the following additional
                 information and documents, as applicable:

                 (A)    if such Restricted Note is being
                        delivered to the Registrar by a holder
                        for registration in the name of such
                        holder, without transfer, or such
                        Restricted Note is being transferred to
                        the Seller, no certification is
                        required;

                 (B)    if such Restricted Note is being
                        transferred to a QIB in accordance with
                        Rule 144A under the Securities Act or
                        pursuant to an exemption from
                        registration in accordance with Rule
                        144 under the Securities Act or
                        pursuant to an effective registration
                        statement under the Securities Act, a
                        certification to that effect from such
                        holder (in substantially the form of
                        Exhibit B-3 hereto); or

                 (C)    if such Restricted Note is being
                        transferred in reliance on any other
                        exemption from the registration
                        requirements of the Securities Act, a
                        certification to that effect from such
                        holder (in substantially the form of
                        Exhibit B-3 hereto) and an Opinion of
                        Counsel from such holder or the
                        transferee reasonably acceptable to the
                        Administrator and to the Indenture
                        Trustee to the effect that such
                        transfer is in compliance with the
                        Securities Act.

         (c) Transfer and Exchange of a Definitive Note for a Beneficial Interest in a Rule 144A Global Note. The transfer and exchange of a Definitive Note for a beneficial interest in a Rule 144A Global Note shall be effected in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. If, at any time an owner of a Definitive Note wishes to transfer its interest in such Note to a person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such Definitive for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.05(c). Upon receipt by the Indenture Trustee of (1) the Definitive Notes for registration of transfer or exchange duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Indenture Trustee duly executed by such holder or by his attorney, duly authorized in writing, (2) the instructions from the Depositary, directing the Indenture Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the Definitive Note to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (3) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary, (4) a certificate in the form of Exhibit B-4 attached hereto given by the owner of such Definitive Note stating, if the transfer is pursuant to Rule 144A, that the person transferring such Definitive Note reasonably believes that the person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States and (5) if the transfer is pursuant to Rule 144A, a certification from the transferee that such transferee is a "qualified institutional buyer" within the meaning of Rule 144A, such certification to be in substantially the form set forth on the reverse of the Definitive Notes, then the Indenture Trustee, as Registrar, shall instruct the Depositary to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note by the initial principal amount of the Definitive Note to be exchanged, and the Indenture Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the initial aggregate principal amount of such Definitive Note being transferred.

         (d) Transfer of a Beneficial Interest in a Rule 144A Global Note or Regulation S Permanent Global Note for a Definitive Note.

           (i) Any person having a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a Definitive Note. Upon receipt by the Indenture Trustee of written instructions or such other form of instructions as is customary for the Depositary (or Euroclear or Cedel, if applicable), from the Depositary or its nominee on behalf of any person having a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note, and, in the case of a Restricted Note, the following additional information and documents (all of which may be submitted by facsimile):

                 (A)    if such beneficial interest is being
                        transferred to the person designated by
                        the Depositary as being the beneficial
                        owner, a certification to that effect
                        from such person (in substantially the
                        form of Exhibit B-5 hereto);

                 (B)    if such beneficial interest is being
                        transferred to a QIB in accordance with
                        Rule 144A under the Securities Act or
                        pursuant to an exemption from
                        registration in accordance with Rule
                        144 under the Securities Act or
                        pursuant to an effective registration
                        statement under the Securities Act, a
                        certification to that effect from the
                        transferor (in substantially the form
                        of Exhibit B-5 hereto); or

                 (C)    if such beneficial interest is being
                        transferred in reliance on any other
                        exemption from the registration
                        requirements of the Securities Act, a
                        certification to that effect from the
                        transferor (in substantially the form
                        of Exhibit B-5 hereto) and an Opinion
                        of Counsel from the transferee or the
                        transferor reasonably acceptable to the
                        Administrator and to the Indenture
                        Trustee to the effect that such
                        transfer is in compliance with the
                        Securities Act,

                 in which case the Indenture Trustee or the custodian, at the direction of the Indenture Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the custodian, cause the aggregate principal amount of Rule 144A Global Notes or Regulation S Permanent Global Notes, as applicable, to be reduced accordingly and, following such reduction, the Issuer shall execute and, the Indenture Trustee shall authenticate and deliver to the transferee a Definitive Note in the appropriate principal amount.

           (ii) Definitive Notes issued in exchange for a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note, as applicable, pursuant to this Section 2.05(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Indenture Trustee. The Indenture Trustee shall deliver such Definitive Notes to the persons in whose names such Notes are so registered. Following any such issuance of Definitive Notes, the Indenture Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of the applicable Global Note to reflect the transfer.

         (e) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in Section 2.10), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (f)     Legends.

           (i)   Except as permitted by the following paragraphs
                 (ii) and (iii), each Note certificate evidencing Definitive Notes (and all Definitive Notes issued in exchange therefor or substitution thereof) shall bear legends in substantially the following form:

           "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE SELLER, THE ISSUER AND THE OWNER TRUSTEE THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE SELLER AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE SELLER, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE ADMINISTRATOR OR THE INDENTURE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE (PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS SECURITY PURSUANT TO THIS CLAUSE (4) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES THAT IT WILL FURNISH TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE SELLER, THE ISSUER AND THE OWNER TRUSTEE THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR
         (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT."

           (ii) Upon any sale or transfer of a Restricted Note (including any Restricted Note represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                 (A) in the case of any Restricted Note that is a Definitive Note, the Indenture Trustee shall permit the holder thereof to exchange such Restricted Note for a Definitive Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Restricted Note upon receipt of a certification from the transferring holder substantially in the form of Exhibit B-4 hereto; and

                 (B)    in the case of any Restricted Note
                        represented by a Global Note, such
                        Restricted Note shall not be required
                        to bear the legend set forth in (i)
                        above, but shall continue to be subject
                        to the provisions of Section 2.05(a)
                        and (b) hereof; provided, however, that
                        with respect to any request for an
                        exchange of a Restricted Note that is
                        represented by a Global Note for a
                        Definitive Note that does not bear the
                        legend set forth in (i) above, which
                        request is made in reliance upon Rule
                        144 under the Securities Act, the
                        holder thereof shall certify in writing
                        to the Indenture Trustee that such
                        request is being made pursuant to Rule
                        144 under the Securities Act (such
                        certification to be substantially in
                        the form of Exhibit B-4 hereto).

           (iii) Upon any sale or transfer of a Restricted Note (including any Restricted Note represented by a Global Note) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the holder or the transferee provides an Opinion of Counsel to the Administrator and the Indenture Trustee in form and substance reasonably acceptable to the Administrator and the Indenture Trustee (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

                 (A) in the case of any Restricted Note that is a Definitive Note, the Indenture Trustee shall permit the holder thereof to exchange such Restricted Note for a Definitive Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Restricted Note; and

                 (B)    in the case of any Restricted Note
                        represented by a Global Note, such
                        Restricted Note shall not be required
                        to bear the legend set forth in (i)
                        above, but shall continue to be subject
                        to the provisions of Section 2.05(a)
                        and (b) hereof.

         (g) The Initial Purchaser shall not be required to deliver, and neither the Administrator nor the Indenture Trustee shall demand therefrom, any of the certifications or opinions described in this
Section 2.05 in connection with the initial issuance of the Notes and the delivery thereof by the Seller on the effective date hereof, including with respect to the issuance and delivery of Notes that are Restricted Notes.

    SECTION 2.06.       Mutilated, Destroyed, Lost or Stolen Notes.   If
(i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note
(or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

    Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

    Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

    SECTION 2.07.       Persons Deemed Owner.   Prior to due presentment
for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Security Insurer and any agent of the Issuer, the Indenture Trustee or the Security Insurer may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee, the Security Insurer or any agent of the Issuer, the Indenture Trustee or the Security Insurer shall be affected by notice to the contrary.

    SECTION 2.08.       Payment of Principal and Interest; Defaulted
Interest.   (a)  The Class A-1 Notes and the Class A-2 Notes shall
accrue interest at the Class A-1 Rate and the Class A-2 Rate, respectively, as set forth in Exhibits A-1 and A-2, respectively, and such interest shall be payable on each Distribution Date as specified therein, subject to Section 3.01. Any installment of interest or principal payable on a Note that is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date (i) by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date or (ii) (A) if the registered Holder of such Note is the nominee of the Depositary or (B) if such Holder holds Notes with an initial aggregate principal balance of at least $5,000,000 and has delivered written instructions to the Indenture Trustee requesting payment by wire transfer or (C) if such Holder is the Security Insurer pursuant to Section 2.08(c), Section 5.10 of the Sale and Servicing Agreement or the proviso to the definition of "Outstanding", by wire transfer in immediately available funds to the account designated by such Holder; provided, however, that the final installment of principal payable with respect to such Note on a Distribution Date or on the Final Scheduled Distribution Date (including the Redemption Price for any Note called for redemption pursuant to Section 10.01) shall be payable as provided in paragraph
(b) below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

    (b) The principal of each Note shall be payable in installments on each Distribution Date as provided in the forms of the Notes set forth in Exhibit A-1 and A-2. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be declared immediately due and payable, if not previously paid, in the manner provided in
Section 5.02 on the date on which an Event of Default shall have occurred and be continuing by the Indenture Trustee or Holders of Notes representing not less than a majority of the Outstanding Amount; provided, however, that if on the date any such Event of Default occurs or is continuing the Security Insurer is the Controlling Party, the Security Insurer, in its sole discretion, may determine whether or not to accelerate payments on the Notes. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of each Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects the final installment of principal of and interest on such Note to be paid. Such notice shall be mailed no later than five days prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

    (c) Promptly following the date on which all principal of and interest on the Notes have been paid in full and the Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, if the Security Insurer has paid any amount in respect of the Notes under the Policy that has not been reimbursed to the Security Insurer, deliver such surrendered Notes to the Security Insurer.

    (d) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate in any lawful manner on the next Distribution Date.

    SECTION 2.09. Cancellation. Subject to Section 2.08(c), all Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. Subject to Section 2.08(c), the Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. Subject to Section 2.08(c), all cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

    SECTION 2.10.       Definitive Notes.   If (i) the Administrator
advises the Indenture Trustee in writing that the Depositary is no longer willing or able to properly discharge its responsibilities with respect to the Global Notes and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Depositary or (iii) after the occurrence of an Event of Default or a Servicer Default, Owners of the Global Notes representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Notes advise the Depositary in writing that the continuation of a book-entry system through the Depositary is no longer in the best interests of such Note Owners, then the Depositary shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Global Notes by the Depositary, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the written instructions of the Depositary. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

    SECTION 2.11.       Tax Treatment.   The Issuer has entered into this
Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Global Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

    SECTION 2.12.       Determination of LIBOR.   On each LIBOR
Determination Date, the Calculation Agent shall calculate LIBOR for the related Floating Rate Interest Accrual Period using the following method. If the offered rate for United States dollar deposits for one month appears on Telerate Page 3750 as of 11:00 A.M., London Time, on such LIBOR Determination Date, LIBOR for the related Floating Interest Accrual Period shall be such rate as it appears on Telerate Page 3750. If such rate does not appear on Telerate Page 3750 on any LIBOR Determination Date, the Calculation Agent will request each of the reference backs (which shall be major banks that are engaged in transactions in the London interbank market selected by the Calculation Agent) to provide the Calculation Agent with its offered quotation for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 A.M., London time, on such date.
If at least two reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest one sixteenth (1/16) of 1% of all such quotations. If on such date fewer than two reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest one sixteenth (1/16) of 1% of the offered per annum rates that one or more leading banks in The City of New York selected by the Calculation Agent are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month. If such banks in The City of New York are not quoting as provided above, LIBOR for such date will be LIBOR applicable to the immediately preceding Distribution Date.

    SECTION 2.13. Initial Calculation Agent; Replacement of Calculation Agent. The Indenture Trustee shall be the initial Calculation Agent. If the Calculation Agent is unable to perform its obligations under Section 2.12, the Owner Trustee shall appoint a successor Calculation Agent, which successor Calculation Agent shall be acceptable to the Indenture Trustee and shall meet the eligibility requirements hereunder for the Indenture Trustee.


                                ARTICLE III

                                 Covenants

    SECTION 3.01.       Payment of Principal and Interest.   The Issuer
will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(c), the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders and (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

    SECTION 3.02.       Maintenance of Office or Agency.   The Issuer will
maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. Such office will initially be located at 77 Water Street, 4th Floor, New York, New York 10005. The Issuer will give prompt written notice to the Indenture Trustee and the Security Insurer of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

    SECTION 3.03.       Money for Payments To Be Held in Trust.   As
provided in Section 8.02(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.02(c) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

    On or before the Business Day preceding each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee in writing of its action or failure so to act.

    The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

              (i   hold all sums held by it for the payment of amounts
    due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

             (ii   give the Indenture Trustee notice of any default by
    the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

            (iii   at any time during the continuance of any such
    default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

             (iv   immediately resign as a Paying Agent and forthwith pay
    to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

              (v   comply with all requirements of the Code with respect
    to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

    The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

    Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid either (i) upon Issuer Request and with the consent of the Security Insurer (if the Security Insurer is at any such time the Controlling Party) to the Issuer or
(ii) if such money or any portion thereof was paid by the Security Insurer to the Trustee for the payment of principal of or interest on such Note to the extent of such unreimbursed amounts, to the Security Insurer in lieu of the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer or the Security Insurer, as applicable. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

    SECTION 3.04.       Existence.   The Issuer will keep in full effect
its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

    SECTION 3.05.       Protection of Trust Estate.   The Issuer will from
time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

              (i   maintain or preserve the lien and security interest
    (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

             (ii   perfect, publish notice of or protect the validity of
    any Grant made or to be made by this Indenture;

            (iii   enforce any of the Collateral; or

             (iv   preserve and defend title to the Trust Estate and the
    rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this
Section 3.05.

    SECTION 3.06.       Opinions as to Trust Estate.   (a)   On the
Closing Date, the Issuer shall furnish to the Indenture Trustee and the Security Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

    (b) On or before May 31, in each calendar year, beginning in 1997, the Issuer shall furnish to the Indenture Trustee and the Security Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until May 31 in the following calendar year.

    SECTION 3.07.       Performance of Obligations; Servicing of
Receivables.   (a)  The Issuer will not take any action and will use
its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

    (b) The Issuer may contract with other Persons acceptable to the Controlling Pary to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Security Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

    (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Security Insurer (so long as no Security Insurer Default shall have occurred and be continuing) and either the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of the Notes.

    (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Security Insurer (if the Security Insurer is the Controlling Party at such time) and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

    (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 8.01 of the Sale and Servicing Agreement, the Issuer or, if the Security Insurer is the Controlling Pary, the Security Insurer shall appoint the Backup Servicer as the successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and, if the Security Insurer is the Controlling Party, the Security Insurer. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Security Insurer (if the Security Insurer is the Controlling Party) and the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Security Insurer or the Issuer, as applicable, as provided below. Upon delivery of any such notice to the Security Insurer or the Issuer, the Security Insurer or the Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer other than the Indenture Trustee or the Backup Servicer shall (i) be an established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of Contracts and (ii) enter into a servicing agreement with the Security Insurer or the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If within 30 days after the delivery of the notice referred to above, the Security Insurer or the Issuer shall not have obtained such a new servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with Section 8.02 of the Sale and Servicing Agreement, the Security Insurer or the Issuer, as applicable, shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become successor to the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its affiliates, provided that it shall be fully liable for the actions and omissions of such affiliate in such capacity as Successor Servicer.

    (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and, if the Security Insurer is the Controlling Party, the Security Insurer. As soon as a Successor Servicer is appointed, the Issuer shall notify the Indenture Trustee in writing and, if the Security Insurer is the Controlling Party, the Security Insurer of such appointment, specifying in such notice the name and address of such Successor Servicer.

    (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Security Insurer (if the Security Insurer is the Controlling Party) and either the Indenture Trustee or the Holders of at least a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement) or the Basic Documents, or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If the Security Insurer and the Indenture Trustee or such Holders, as applicable, agree to any such amendment, modification, supplement or waiver, the Issuer agrees, promptly following a request by the Indenture Trustee or the Security Insurer to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee or the Security Insurer may deem necessary or appropriate in the circumstances.

    SECTION 3.08.       Negative Covenants.   So long as any Notes are
Outstanding, the Issuer shall not:

              (i   except as expressly permitted by this Indenture, the
    Receivables Purchase Agreement or the Sale and Servicing
    Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Controlling Party;

             (ii   claim any credit on, or make any deduction from the
    principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

            (iii   (A)  permit the validity or effectiveness of this
    Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate.

    SECTION 3.09.       Annual Statement as to Compliance.   The Issuer
will deliver to the Indenture Trustee and the Security Insurer (if the Security Insurer is the Controlling Party), within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year
1996), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

              (i   a review of the activities of the Issuer during such
    year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

             (ii   to the best of such Authorized Officer's knowledge,
    based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

    SECTION 3.10.       Issuer May Consolidate, etc., Only on Certain
Terms.   (a)  The Issuer shall not consolidate or merge with or into any other Person, unless:

              (i   the Person (if other than the Issuer) formed by or
    surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

             (ii   immediately after giving effect to such transaction,
    no Default or Event of Default shall have occurred and be continuing;

            (iii   the Rating Agency Condition shall have been satisfied
    with respect to such transaction;

             (iv   the Issuer shall have received an Opinion of Counsel
    (and shall have delivered copies thereof to the Indenture
    Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

              (v   any action that is necessary to maintain the lien and
    security interest created by this Indenture shall have been taken; and

             (vi   the Issuer shall have delivered to the Indenture
    Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
    Act).

    (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

              (i   the Person that acquires by conveyance or transfer the
    properties and assets of the Issuer the conveyance or transfer of which is hereby restricted (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

             (ii   immediately after giving effect to such transaction,
    no Default or Event of Default shall have occurred and be continuing;

            (iii   the Rating Agency Condition shall have been satisfied
    with respect to such transaction;

             (iv   the Issuer shall have received an Opinion of Counsel
    (and shall have delivered copies thereof to the Indenture
    Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

              (v   any action that is necessary to maintain the lien and
    security interest created by this Indenture shall have been taken; and

             (vi   the Issuer shall have delivered to the Indenture
    Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
    Act).

    SECTION 3.11.       Successor or Transferee.   (a)  Upon any
consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

    (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), First Merchants Auto Trust 1996-A will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that First Merchants Auto Trust 1996-A is to be so released.

    SECTION 3.12.       No Other Business.   The Issuer shall not engage
in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

    SECTION 3.13.       No Borrowing.   The Issuer shall not issue, incur,
assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

    SECTION 3.14.       Servicer's Obligations.   The Issuer shall cause
the Servicer to comply with Sections 4.09, 4.10, 4.11 and Article IX of the Sale and Servicing Agreement.

    SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

    SECTION 3.16.       Capital Expenditures.   The Issuer shall not make
any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

    SECTION 3.17.       Removal of Administrator.   So long as any Notes
are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

    SECTION 3.18.       Restricted Payments.   Except with respect to the
proceeds from issuance of the Notes, the Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer,
(ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made,
(x) distributions as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement and (y) payments to the Indenture Trustee pursuant to Section 1(a)(ii) of the Administration Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

    SECTION 3.19.       Notice of Events of Default.   The Issuer shall
give the Indenture Trustee, the Security Insurer (if the Security Insurer is at such time the Controlling Party) and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement.

    SECTION 3.20.       Further Instruments and Acts.   Upon request of
the Indenture Trustee, or the Security Insurer (if the Security Insurer is at such time the Controlling Party), the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                ARTICLE IV

                       Satisfaction and Discharge

    SECTION 4.01.       Satisfaction and Discharge of Indenture.   This
Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange,
(ii) substitution of mutilated, destroyed, lost or stolen Notes,
(iii) rights of Noteholders to receive payments of principal thereof and interest thereon (including any such right of the Security Insurer pursuant to Section 2.08(c), Section 5.10 of the Sale and Servicing Agreement and the proviso to the definition of "Outstanding"),
(iv) Sections 3.03, 3.04, 3.05, 3.08, 3.10, 3.12 and 3.13, (v) the
rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02) and
(vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

         (A)     either

         (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.06 and
    (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation and the Policy has expired and been returned to the Security Insurer for cancellation and the Policy has expired and been returned to the Security Insurer for cancellation; or

         (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

           a.    have become due and payable,

           b.    will become due and payable at the Class A-2
         Final Scheduled Distribution Date within one year, or

           c. are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of a., b. or c. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on (a) such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable final scheduled Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01(a)), as the case may be, and (b) all amounts due to the Security Insurer pursuant to Section 5.06(b)(5) of the Sale and Servicing Agreement and as subrogee to the rights of Holders of the Notes pursuant to Section 5.10 of the Sale and Servicing Agreement;

         (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

         (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and, an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

    SECTION 4.02.       Application of Trust Money.   All moneys deposited
with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

    SECTION 4.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

    SECTION 4.04.       Release of Collateral.   Subject to Section 11.01
and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel. The Trustee shall surrender the Policy to the Security Insurer upon the expiration of the term of the Policy (as defined in Section 1 of the Policy).


                                 ARTICLE V

                                 Remedies

    SECTION 5.01.       Events of Default.   "Event of Default", wherever
used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (i   default in the payment of any interest on any Note
    when the same becomes due and payable, and such default shall continue for a period of five days (solely for purposes of this clause, a payment on the Notes funded by the Security Insurer shall be deemed to be a payment made by the Issuer); or

             (ii   default in the payment of the principal of or any
    installment of the principal of any Note when the same becomes due and payable (solely for purposes of this clause, a payment on the Notes funded by the Security Insurer shall be deemed to be a payment made by the Issuer); or

            (iii an Insurance Agreement Event of Default shall have occurred at any time while the Security Insurer is the Controlling Party; provided, however, that the occurrence of an Insurance Agreement Event of Default may not form the basis of an Event of Default unless the Security Insurer shall have delivered to the Issuer and the Trustee a written notice specifying that such Insurance Agreement Event of Default constitutes an Event of Default under this Indenture;

             (iv   default in the observance or performance of any
    covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or the Security Insurer (so long as no Security Insurer Default shall have occurred and be continuing) or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

              (v   the filing of a decree or order for relief by a court
    having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

             (vi   the commencement by the Issuer of a voluntary case
    under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee and, if the Security Insurer is the Controlling Party, the Security Insurer, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

    SECTION 5.02.       Acceleration of Maturity; Rescission and
Annulment.   (a)  If an Event of Default should occur and be
continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable; provided, however, that, if on the date any such Event of Default occurs or is continuing, the Security Insurer is the Controlling Party, then the Security Insurer, in its sole discretion, may determine whether or not to accelerate payment on the Notes. In the event of any acceleration of the Notes by operation of this Section 5.02, the Indenture Trustee shall continue to be entitled to make claims under the Policy pursuant to Section 5.07 of the Sale and Servicing Agreement for Scheduled Payments on the Notes. Payments under the Policy following acceleration of the Notes shall be applied by the Indenture Trustee:

        FIRST:   to the payment of amounts due and unpaid on the
    Notes for interest, ratably, without preference or priority of any kind,

        SECOND:   to the payment of amounts due and unpaid on
    the Class A-1 Notes for principal, ratably, without preference or priority of any kind until the Class A-1 Notes are paid in full, and

        THIRD:   to the payment of amounts due and unpaid on the
    Class A-2 Notes for principal, ratably, without preference or priority of any kind until the Class A-2 Notes are paid in full.

    (b) If an Event of Default occurs at any time when the Security Insurer is the Controlling Party, the Security Insurer shall have the right, but not the obligation, to make one or more accelerated payments on the Notes and to prepay the Notes, in whole or in part, on any date or dates following the occurrence of such Event of Default if the Security Insurer, in its sole discretion, shall so elect. This right of the Security Insurer to make accelerated payments on the Notes is in addition to its obligation to pay Scheduled Payments on the Notes under the Policy, and in no event shall the Security Insurer make a Scheduled Payment to the Indenture Trustee for distribution to the Noteholders later than the date on which such amount is due under the terms of the Notes and the Policy.

    (c) If an Event of Default under this Indenture shall have occurred and be continuing at any time when the Indenture Trustee is the Controlling Party, the Indenture Trustee in its discretion may or, if so requested in writing by Holders of Notes representing at least a majority of the Outstanding Amount of the Notes, shall declare by written notice to the Issuer all the Notes immediately due and payable, and upon any such declaration, the unpaid principal amount of the Notes, together with accrued interest thereon through the date of acceleration, shall become immediately due and payable.
Notwithstanding anything to the contrary in this paragraph (c), if an Event of Default specified in clauses (v) and (vi) of Section 5.01 shall have occurred and be continuing at any time when the Indenture Trustee is the Controlling Party, the Notes shall become immediately due and payable at par, together with accrued interest thereon.

    (d) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, either the Security Insurer (so long a Security Insurer Default has not occured and be continuing) or the Holders of Notes representing a majority of the Outstanding Amount of the Notes (if a Security Insurer Default has occurred and is continuing), by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

         (i   the Issuer has paid or deposited with the Indenture
    Trustee a sum sufficient to pay:

            (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

            (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

        (ii   all Events of Default, other than the nonpayment of
    the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

    (e) In the event of a sale of the assets of the Trust pursuant to Section 9.01 of the Trust Agreement

         (i   if, based on offers to purchase the Receivables
    accepted by the Indenture Trustee, the Security Insurer would not be reimbursed in full for all amounts due to it under the Insurance Agreement following the distribution of the proceeds of such sale pursuant to 5.06(b) of the Sale and Servicing Agreement and (ii) the Certificateholders have been given prior written notice and five business days to bid therein, the Security Insurer shall be permitted to request an assignment of Receivables and all other assets of the Trust Estate in lieu of such a distribution of such sale proceeds. In the event that the Security Insurer elects to request such an assignment, promptly following receipt by the Indenture Trustee of notice of such request, the Indenture Trustee shall file with the Security Insurer a Notice of Claim in accordance with the Policy in respect of the principal amount, if any, of the Notes that are unpaid on the Distribution Date immediately preceding the date of the receipt by the Indenture Trustee of such notice plus accrued interest thereon. All amounts received by the Indenture Trustee from the Security Insurer pursuant to this Section 5.02 shall be distributed to the Noteholders. Immediately upon payment by the Security Insurer of all amounts required to be paid by the Security Insurer pursuant to this Section 5.02, the Indenture Trustee shall be deemed to have assigned the Receivables and all other assets of the Trust Estate to the Security Insurer or its designee. To effect such deemed assignment, the Indenture Trustee shall do and perform any reasonable acts and execute any further instruments reasonably requested by the Security Insurer.

    SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee; Authority of the Controlling Party.
 (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest on the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, on overdue installments of interest at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

    (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may (with the consent of the Security Insurer (so long as no Security Insurer Default shall have occurred and be continuing)) institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable. At any time when (i) the Security Insurer is the Controlling Party or (ii) (A) the Security Insurer is the Holder of Notes pursuant to Section 2.08(c) or
Section 5.10 of the Sale and Servicing Agreement and (B) all amounts due to all other Holders of the Notes pursuant to the Notes and this Indenture have been paid in full, the Security Insurer may, in its own name, institute any Proceeding or take any other action permitted under this section to collect amounts due hereunder from the Issuer or any other obligor on the Notes.

    (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

    (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, or liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered but only at the written direction of the Security Insurer if the Security Insurer is the Controlling Party, by intervention in such Proceedings or otherwise:

         (i   to file and prove a claim or claims for the whole
    amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

        (ii   unless prohibited by applicable law and regulations,
    to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

           (iii   to collect and receive any moneys or other property
    payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

        (iv   to file such proofs of claim and other papers or
    documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

    (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

    (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

    (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

    SECTION 5.04.   Remedies; Priorities.   (a)   If an Event of
Default shall have occurred and be continuing and either (i) a Security Insurer Default shall also have occurred or (ii) if the Security
Insurer is the Controlling Party and the Security Insurer so directs the Indenture Trustee in writing, the Indenture Trustee may do one or more of the following (subject to Section 5.05):

         (i   institute Proceedings in its own name and as trustee
    of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

        (ii   institute Proceedings from time to time for the
    complete or partial foreclosure of this Indenture with respect to the Trust Estate;

           (iii   exercise any remedies of a secured party under the UCC
    and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

        (iv   sell the Trust Estate or any portion thereof or rights
    or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that (x) if a Security Insurer Default shall have occurred, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66 % of the Outstanding Amount of the Notes, (y) if the Security Insurer is the Controlling Party, the Security Insurer may not direct the Indenture Trustee, and the Indenture Trustee shall not comply with any such direction, to sell or otherwise liquidate the Collateral following an Event of Default unless (1) the conditions set forth in clause (x) are met or (2) the Security Insurer has paid the Notes in full under the Policy. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

    (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

        FIRST:   to the Indenture Trustee for amounts due under
    Section 6.07;

        SECOND:   to Noteholders for amounts due and unpaid on the
    Notes for interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest (including any premium);

        THIRD:   to Holders of the Class A-1 Notes for amounts due
    and unpaid on the Class A-1 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes for principal, until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

        FOURTH:   to Holders of the Class A-2 Notes for amounts due
    and unpaid on the Class A-2 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-2 Notes for principal, until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

        FIFTH:   to the Security Insurer pursuant to Section
    5.06(b)(5) of the Sale and Servicing Agreement and Section 5.10 of the Sale and Servicing Agreement; and

        SIXTH:   distributed pursuant to Section 5.06 of the Sale and
    Servicing Agreement.

The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

    SECTION 5.05.   Optional Preservation of the Receivables.   If the
Indenture Trustee is the Controlling Party and the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

    SECTION 5.06.   Limitation of Suits.   No Holder of any Note shall
have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (i   such Holder has previously given written notice to the
    Indenture Trustee of a continuing Event of Default;

        (ii   the Holders of not less than 25% of the  Outstanding
    Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

           (iii   such Holder or Holders have offered to the Indenture
    Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

        (iv   the Indenture Trustee for 60 days after its receipt of
    such notice, request and offer of indemnity has failed to institute such Proceedings;

         (v   no direction inconsistent with such written request
    has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes; and

        (vi   the Indenture Trustee is the Controlling Party.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

    In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

    SECTION 5.07.   Unconditional Rights of Noteholders To Receive
Principal and Interest.   Notwithstanding any other provisions in this
Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

    SECTION 5.08.   Restoration of Rights and Remedies.   If the
Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

    SECTION 5.09.   Rights and Remedies Cumulative.   No right or
remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

    SECTION 5.10.   Delay or Omission Not a Waiver.   No delay or
omission of the Indenture Trustee, or any Holder of any Note or the Security Insurer to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, to the Noteholders or the Security Insurer may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Noteholders or the Security Insurer as the case may be.

    SECTION 5.11.   Control by Noteholders.   If the Trustee is the
Controlling Party the Holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

         (i   such direction shall not be in conflict with any rule
    of law or with this Indenture;

        (ii   subject to the express terms of Section 5.04, any
    direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

           (iii   if the conditions set forth in Section 5.05 have been
    satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any written direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

        (iv   the Indenture Trustee may take any other action deemed
    proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

    SECTION 5.12.   Waiver of Past Defaults.   Prior to the declaration
of the acceleration of the maturity of the Notes as provided in Section 5.02, at any time when the Security Insurer is not the Controlling Party, the Holders of Notes of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

    Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

    SECTION 5.13.   Undertaking for Costs.   All parties to this
Indenture agree, and each Holder of a Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or
(c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

    SECTION 5.14.   Waiver of Stay or Extension Laws.   The Issuer
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

    SECTION 5.15.   Action on Notes.   The Indenture Trustee's right to
seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with
Section 5.04(b).

    SECTION 5.16.   Performance and Enforcement of Certain Obligations.
 (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller or the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or the Receivables Purchase Agreement, as applicable, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement or the Receivables Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement or the Receivables Purchase Agreement.

    (b) If an Event of Default has occurred and is continuing at any time when the Security Insurer is not the Controlling Party, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66 % of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement and the Receivables Purchase Agreement including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement and the Receivables Purchase Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended.


                                ARTICLE VI

                           The Indenture Trustee

    SECTION 6.01.   Duties of Indenture Trustee.   (a)  If an Event of
Default has occurred and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

    (b) Except during the continuance of an Event of Default:

         (i   the Indenture Trustee undertakes to perform such
    duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

        (ii   in the absence of bad faith on its part, the Indenture
    Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

    (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (i   this paragraph does not limit the effect of
    paragraph (b) of this Section;

        (ii   the Indenture Trustee shall not be liable for any
    error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

           (iii   the Indenture Trustee shall not be liable with respect
    to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
    Section 5.11.

    (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section.

    (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

    (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

    (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

    (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

    (i) In no event shall the Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or any other party under the Sale and Servicing Agreement, except that Harris Trust and Savings Bank, solely in its capacity as Backup Servicer, shall perform and be responsible for such obligations during such time, if any, as the Backup Servicer shall be the successor to, and be vested with the rights, powers, duties and privileges of, the Servicer in accordance with the terms of the Sale and Servicing Agreement.

    (j) The Indenture Trustee shall, and hereby agrees that it will, hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust solely for the use and benefit of the Noteholders. The Indenture Trustee will deliver to the Rating Agency notice of any change made to the Policy prior to the Termination Date.

    For purposes of this Section 6.01 and Section 8.03(c), the Indenture Trustee, or a Responsible Officer thereof, shall be charged with actual knowledge of an Event of Default if the Indenture Trustee receives written notice of such Event of Default from the Issuer, the Servicer, the Backup Servicer, the Security Insurer or Noteholders owning Notes aggregating not less than 10% of the Outstanding Amount of the Notes.

    SECTION 6.02.   Rights of Indenture Trustee.   (a)   The Indenture
Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

    (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

    (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

    (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

    (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

    SECTION 6.03.   Individual Rights of Indenture Trustee.   The
Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

    SECTION 6.04.   Indenture Trustee's Disclaimer.   The Indenture
Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

    SECTION 6.05.   Notice of Defaults.   If a Default occurs and is
continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder and the Security Insurer notice of the Default within 30 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice to Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

    SECTION 6.06.   Reports by Indenture Trustee to Holders.   The
Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

    SECTION 6.07.   Compensation and Indemnity.   The Issuer shall, or
shall cause the Administrator to, pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall, or shall cause the Administrator to, reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall, or shall cause the Administrator to, indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder or under the Sale and Servicing Agreement. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall, or shall cause the Administrator to, defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

    The Issuer's payment obligations to the Indenture Trustee and the Administrator's indemnities to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in
Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

    SECTION 6.08.   Replacement of Indenture Trustee.   No resignation
or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this
Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and (if the Security Insurer is the Controlling Party) the Security Insurer. The Holders of a majority in Outstanding Amount of the Notes may, with the consent of the Controlling Party, remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall, with the consent of the Controlling Party, and at the request of the Controlling Party, remove the Indenture Trustee if:

         (i   the Indenture Trustee fails to comply with Section
    6.11;

        (ii   the Indenture Trustee is adjudged a bankrupt or
    insolvent;

           (iii   a receiver or other public officer takes charge of the
    Indenture Trustee or its property; or

        (iv   the Indenture Trustee otherwise becomes incapable of
    acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable (if the Security insurer is the Controlling Party) to the Security Insurer. If the Issuer fails to appoint such a successor Indenture Trustee and the Security Insurer is the Controlling Party, the Security Insurer may appoint a successor Indenture Trustee.

    A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The retiring Indenture Trustee shall be paid all amounts owed to it upon its resignation or removal. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee. The retiring Indenture Trustee shall not be liable for the acts or omissions of any Successor Indenture Trustee.

    If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Security Insurer (if the Security Insurer is the Controlling Party), the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

    If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

    Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under
Section 6.07 shall continue for the benefit of the retiring Indenture
Trustee.

    SECTION 6.09.   Successor Indenture Trustee by Merger.   If the
Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under
Section 6.11. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

    In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

    SECTION 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee, with the consent of the Security Insurer (if the Security Insurer is the Controlling Party), shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

    (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i   all rights, powers, duties and obligations conferred
    or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

        (ii   no trustee hereunder shall be personally liable by
    reason of any act or omission of any other trustee hereunder; and

           (iii   the Indenture Trustee may at any time accept the
    resignation of or remove any separate trustee or co-trustee.

    (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

    (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

    SECTION 6.11.   Eligibility; Disqualification.   The Indenture
Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition, and the time deposits of the Indenture Trustee shall be rated at least A-1 by Standard & Poor's and P-1 by Moody's. At any time that the Security Insurer is the Controlling Party, the Indenture Trustee shall provide copies of such reports to the Security Insurer upon request.

    SECTION 6.12.   Pennsylvania Motor Vehicle Sales Finance Act
Licenses.   The Indenture Trustee shall use its best efforts to
maintain the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Indenture and the transactions contemplated hereby until the lien and security interest of this Indenture shall no longer be in effect in accordance with the terms hereof.


                                ARTICLE VII

                      Noteholders' Lists and Reports

    SECTION 7.01.   Issuer To Furnish Indenture Trustee Names and
Addresses of Noteholders.   The Issuer will furnish or cause to be
furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer shall furnish to the Security Insurer (if the Security Insurer is the Controlling Party) in writing on an annual basis and at such other times as the Security Insurer may request a copy of the list of Noteholders.

    SECTION 7.02. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished. The Indenture Trustee shall make such list available to the Noteholders and the Security Insurer (if the Security Insurer is the Controlling Party) on request.

    (b) Noteholders shall have the right to communicate equivalent to that found in TIA 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

    (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection equivalent to that found in TIA 312(c).

    SECTION 7.03. Fiscal Year of Issuer. Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.


                               ARTICLE VIII

                   Accounts, Disbursements and Releases

    SECTION 8.01.   Collection of Money.   Except as otherwise
expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

    SECTION 8.02.   Trust Accounts.   (a)   On or prior to the Closing
Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, the Trust Accounts as provided in Section 5.02 of the Sale and Servicing Agreement.

    (b) On or before each Distribution Date, the Total Distribution Amount with respect to the preceding Collection Period will be deposited in the Collection Account as provided in Section 5.02 of the Sale and Servicing Agreement. On or before each Distribution Date, all amounts required to be deposited in the Note Distribution Account with respect to the preceding Collection Period pursuant to Section 5.05 of the Sale and Servicing Agreement will be transferred from the Collection Account and/or the Spread Account to the Note Distribution Account.

    (c) On each Distribution Date and Redemption Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest (including any premium) in the following amounts and in the following order of priority (except as otherwise provided in Section 5.04(b)):

         (i   accrued and unpaid interest on the Notes; provided,
    that if there are not sufficient funds in the Note Distribution Account to pay the entire amount of accrued and unpaid interest then due on the Notes, the amount in the Note Distribution Account shall be applied to the payment of such interest on the Notes pro rata on the basis of the total such interest due on the Notes;

        (ii   to the Holders of the Class A-1 Notes on account of
    principal until the Outstanding Amount of the Class A-1 Notes is reduced to zero; and

           (iii   to the Holders of the Class A-2 Notes on account of
    principal until the Outstanding Amount of the Class A-2 Notes is reduced to zero.

    SECTION 8.03.   General Provisions Regarding Accounts.   (a)   So
long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee (or the investment manager referred to in the definition of "Eligible Investments" in the Sale and Servicing Agreement) upon Issuer Order, subject to the provisions of Section 5.02 of the Sale and Servicing Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to such account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

    (b) Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

    (c) If (i) the Issuer (or the Servicer or any investment manager pursuant to Section 5.02 of the Sale and Servicing Agreement) shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge with respect to the Notes but the Notes shall not have been declared due and payable pursuant to
Section 5.02 or (iii) if such Notes shall have been declared due and payable following an Event of Default but amounts collected or receivable from the Trust Estate are being applied in accordance with
Section 5.05 as if there had not been such a declaration, then the Controlling Party shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

    SECTION 8.04.   Release of Trust Estate.   (a)   Subject to the
payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this
Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

    (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to
Section 6.07 have been paid and all amounts due to the Security Insurer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel meeting the applicable requirements of Section 11.01.

    Issuer agrees, upon request by the Servicer and representation by the Servicer that it has complied with the procedure in Section 9.01 of the Sale and Servicing Agreement, to render the Issuer Request to the Indenture Trustee in accordance with Section 4.04, and take such other actions as are required in that Section.

    SECTION 8.05.   Opinion of Counsel.   The Indenture Trustee shall
receive at least seven days prior written notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


                                ARTICLE IX

                          Supplemental Indentures

    SECTION 9.01.   Supplemental Indentures Without Consent of
Noteholders.   (a)  Without the consent of the Holders of any Notes but
with the consent of the Security Insurer (if the Security Insurer is the Controlling Party) and prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Indenture Trustee, for any of the following purposes:

         (i   to correct or amplify the description of any property
    at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

        (ii   to evidence the succession, in compliance with the
    applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

           (iii   to add to the covenants of the Issuer, for the benefit
    of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

        (iv   to convey, transfer, assign, mortgage or pledge any
    property to or with the Indenture Trustee;

         (v   to cure any ambiguity, to correct or supplement any
    provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not adversely affect the interests of the Holders of the Notes;

        (vi   to evidence and provide for the acceptance of the
    appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

    (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with the consent of the Security Insurer (if the Security Insurer is the Controlling Party) and prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder (including the interests of the Security Insurer to the extent it is, or will become, upon payment in full of all amounts due to any other Noteholder hereunder or pursuant to a Note, a Noteholder pursuant to Section 2.08(c) or Section 5.10 or the Sale and Servicing Agreement.

    SECTION 9.02.   Supplemental Indentures with Consent of
Noteholders.   The Issuer and the Indenture Trustee, when authorized
by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of (i) the Security Insurer (if the Security Insurer is the Controlling Party) or (ii) of the Holders of not less than a majority of the Outstanding Amount of the Notes (if the Security Insurer is not the Controlling Party), by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

         (i   change the date of payment of any installment of
    principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

        (ii   reduce the percentage of the Outstanding Amount of the
    Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

           (iii   modify or alter the provisions of the proviso in
    clause (ii) to the definition of the term "Outstanding";

        (iv   reduce the percentage of the Outstanding Amount of the
    Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to
    Section 5.04;

         (v   modify any provision of this Section except to
    increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic
    Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

        (vi   modify any of the provisions of this Indenture in such
    manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

           (vii   permit the creation of any lien ranking prior to or on
    a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

    It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

    Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

    SECTION 9.03.   Execution of Supplemental Indentures.   In
executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

    SECTION 9.04.   Effect of Supplemental Indenture.   Upon the
execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

    SECTION 9.05. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


                                 ARTICLE X

                            Redemption of Notes

    SECTION 10.01.  Redemption.   (a)   The Class A-2 Notes are
subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section 9.01(a) of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer exercises its option to purchase the Trust Estate pursuant to said Section 9.01(a), for a purchase price equal to the Redemption Price; provided, that the Issuer has available funds sufficient to pay the Redemption Price.
The Servicer or the Issuer shall furnish the Security Insurer (if the Security Insurer is the Controlling Party) and the Rating Agencies notice of such redemption. If the Class A-2 Notes are to be redeemed pursuant to this Section 10.01(a), the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 20 days prior to the Redemption Date and the Issuer shall deposit by 10:00 A.M. New York City time on the Redemption Date with the Indenture Trustee in the Note Distribution Account the Redemption Price of the Class A-2 Notes to be redeemed, whereupon all such Class A-2 Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.02 to each Holder of the Notes.

    (b) In the event that the assets of the Trust are sold pursuant to Section 9.02 of the Trust Agreement, all amounts on deposit in the Note Distribution Account shall be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon. If amounts are to be paid to Noteholders pursuant to this
Section 10.01(b), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 20 days prior to the Redemption Date, whereupon all such amounts shall be payable on the Redemption Date.

    SECTION 10.02.  Form of Redemption Notice.   (a)   Notice of
redemption under Section 10.01(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address or facsimile number appearing in the Note Register.

    All notices of redemption shall state:

         (i   the Redemption Date;

        (ii   the Redemption Price; and

           (iii   the place where such Notes are to be surrendered for
    payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in
    Section 3.02).

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

    (b) Prior notice of redemption under Section 10.01(b) is not required to be given to Noteholders.

    SECTION 10.03.  Notes Payable on Redemption Date.   The Notes
or portions thereof to be redeemed shall, following notice of redemption as required by Section 10.02 (in the case of redemption pursuant to Section 10.01(a)), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.


                                ARTICLE XI

                               Miscellaneous

    SECTION 11.01.  Compliance Certificates and Opinions, etc.
(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

        (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

        (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Security Insurer (if the Security Insurer is the Controlling Party) an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

        (ii   Whenever the Issuer is required to furnish to the
    Indenture Trustee and the Security Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Security Insurer an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

           (iii   Whenever any property or securities are to be released
    from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Security Insurer (if the Security Insurer is the Controlling Party) an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

        (iv   Whenever the Issuer is required to furnish to the
    Indenture Trustee and the Security Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Security Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause
    (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

         (v   Notwithstanding Section 4.04 or any other provision of
    this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing December 15, 1997, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

    SECTION 11.02.  Form of Documents Delivered to Indenture
Trustee.   In any case where several matters are required to be
certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

    Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

    SECTION 11.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

    (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

    (c) The ownership of Notes shall be proved by the Note Register.

    (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

    SECTION 11.04. Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

         (i   the Indenture Trustee by any Noteholder or by the
    Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture
    Trustee at its Corporate Trust Office, or

        (ii   the Issuer by the Indenture Trustee or by any
    Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: First Merchants Auto Trust 1996-A, in care of Chemical Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801, Attention of Corporate Trustee Administration Department, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

           (iii   the Security Insurer shall be sufficient for any
    purpose hereunder if in writing and mailed by registered mail or personally delivered or telexed or faxed to the Security Insurer at: Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department; Telex No.:
    (212) 688-3101, Confirmation: (212) 826-0100; Facsimile Nos.:
    (212) 339-3518, (212) 339-3529.  (In each case in which notice or other communication to the Security Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Security Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group "URGENT MATERIAL ENCLOSED".)

    Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address:
Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, a Division of the McGraw Hill Companies, Inc., 25 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

    SECTION 11.05.  Notices to Noteholders; Waiver.   Where this
Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Holder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

    Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

    In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

    Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

    SECTION 11.06. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

    SECTION 11.07.  Effect of Headings and Table of Contents.   The
Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

    SECTION 11.08.  Successors and Assigns.   All covenants and
agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

    SECTION 11.09.  Separability.   In case any provision in this
Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    SECTION 11.10.  Benefits of Indenture.   The Security Insurer
and its successors and assigns shall be third-party beneficiaries to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce the provisions of this Indenture so long as the Security Insurer is the Controlling Party. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Security Issuer and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

    SECTION 11.11.  Legal Holidays.   In any case where the date
on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

    SECTION 11.12.  GOVERNING LAW.   THIS INDENTURE SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

    SECTION 11.13.  Counterparts.   This Indenture may be executed
in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    SECTION 11.14.  Recording of Indenture.   If this Indenture is
subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

    SECTION 11.15.  Trust Obligation.   No recourse may be taken,
directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

    SECTION 11.16.  No Petition.   The Indenture Trustee, by
entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

    SECTION 11.17.  Inspection.   The Issuer agrees that, on
reasonable prior notice, it will permit any representative of the Indenture Trustee or of the Security Insurer (if the Security Insurer is the Controlling Party), during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall, and shall cause its representatives to, hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

    IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.


                         FIRST MERCHANTS AUTO TRUST 1996-A,

                         by:  CHEMICAL BANK DELAWARE, not in its
                              individual capacity but solely as
                              Owner Trustee,



                              by:

                                        Name: John J. Cashin
                                        Title: Senior Trust
Officer


                         HARRIS TRUST AND SAVINGS BANK,
                         not in its individual capacity but
                         solely as
                         Indenture Trustee,



                         by:

                                   Name:
                                   Title:

STATE OF NEW YORK }
                  }  ss.:
COUNTY OF NEW YORK                              }


     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared John J. Cashin, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST MERCHANTS AUTO TRUST 1996-A, a Delaware business trust, and that he executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of May,
1996.



                            Notary Public in and for the State of New York.



My commission expires:


________________________________________________

STATE OF NEW YORK }
                  }  ss.:
COUNTY OF NEW YORK               }


     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, and that she/he executed the same as the act of said corporation for the purpose and consideration therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of May, 1996.





                            Notary Public in and for the State of New York.



My commission expires:


________________________________________

                                SCHEDULE A



                   [To be Provided on the Closing Date]

                                                                EXHIBIT A-1

                         [FORM OF CLASS A-1 NOTE]


          [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          [TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO
TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A
SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN
ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED
TO ON THE REVERSE HEREOF.]1


          [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE SELLER, THE ISSUER AND THE OWNER TRUSTEE THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE SELLER AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE SELLER, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS
A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED
IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE
EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING
OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE ADMINISTRATOR OR THE INDENTURE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN
"ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7)
OF REGULATION D UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF
TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE (PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS SECURITY PURSUANT TO THIS CLAUSE (4) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES THAT IT WILL FURNISH TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE SELLER, THE ISSUER AND THE OWNER TRUSTEE THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.]

     NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR NOTES WITH A FACE AMOUNT OF LESS THAN $250,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN
A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR NOTES WITH A FACE AMOUNT OF LESS THAN $250,000 FOR EACH SUCH THIRD PARTY.

     SECTION 2.05 OF THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON
THE TRANSFER AND RESALE OF THIS NOTE.   EACH  TRANSFEREE OF THIS NOTE,
BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY.

     EACH NOTEHOLDER OR NOTE OWNER, BY ITS ACCEPTANCE OF THIS NOTE
(OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH NOTEHOLDER OR NOTE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING
OR SUSTAINING A CASE AGAINST THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER.
THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


REGISTERED$

No. R-                                                  CUSIP NO. 32081YAA8

                    FIRST MERCHANTS AUTO TRUST 1996-A

                FLOATING RATE ASSET BACKED NOTE, CLASS A-1

     FIRST MERCHANTS AUTO TRUST 1996-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ______________________, or registered assigns, the principal sum of
[          ] DOLLARS, payable on each Distribution Date in an amount
equal to the result obtained by multiplying (i) a fraction the numerator of which is $ [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $85,000,000 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 3.01 of the Indenture dated as of May 1, 1996 (the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of January 15, 1999 (the "Class A-1 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.01(a) of the Indenture. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer will pay interest on this Note at a rate per annum equal to LIBOR plus 0.17%, subject to a maximum rate of 12.00% per annum, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution
Date), subject to certain limitations contained in Section 3.01 of the Indenture. LIBOR for each Interest Reset Period and related Distribution Date will be determined on the related LIBOR Determination Date by the Calculation Agent as set forth in Section 2.12 of the Indenture. All determinations of LIBOR by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes, and each Holder of this Note, by accepting a Class A-1 Note, agrees to be bound by such determination. Interest on this Note will accrue for each Distribution Date from the Closing Date (in the case of the first Distribution Date) or from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date. Interest will be computed on the basis of the actual number of days in each Floating Rate Interest Accrual Period divided by 360. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. ("the Security Insurer"), pursuant to which the Security Insurer has unconditionally guaranteed payments of the Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount on each Distribution Date (collectively, the "Scheduled Payment"), all as more fully set forth in the Indenture.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                          FIRST MERCHANTS AUTO TRUST
1996-A,

                               by:  CHEMICAL BANK DELAWARE,
                                    not in its individual
                                    capacity but solely as
                                    Owner Trustee under the
                                    Trust Agreement,


                               by:
_________________________________
                                     Authorized Signatory

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:                     HARRIS TRUST AND SAVINGS BANK, not in
                          its individual capacity but solely as
                          Indenture Trustee,


                          by:  _________________________________
                                    Authorized Signatory


                        [REVERSE OF CLASS A-1 NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 Floating Rate Asset Backed Notes, (herein called the "Class A-1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture.

     The Class A-1 Notes and the Class A-2 Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-1 Notes will be payable on each Distribution Date in an amount described on the face hereof.
"Distribution Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 17, 1996.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-1 Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, (i) if an Event of Default occurs at a time when no Security Insurer Default has occurred under the Policy, the Security Insurer may elect either to continue to make Scheduled Payments on the Notes or to make one or more accelerated payments on the Notes and (ii) if an Event of Default occurs at any time after a Security Insurer Default has occurred under the Policy, the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

     Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, (i) by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date or (ii) (A) if the registered Holder of this Note is the nominee of the Clearing Agency or (B) if such Holder holds Notes with an initial aggregate principal balance of at least $5,000,000 and has delivered written instructions to the Trustee requesting payment by wire transfer or (C) if such Holder is the Security Insurer pursuant to Section 2.08(c) of the Indenture, Section 5.10 of the Sale and Servicing Agreement or the proviso to the definition of "Outstanding" in the Indenture, by wire transfer in immediately available funds to the account designated by such Person. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

     As provided in Section 10.01 of the Indenture, the Notes may be redeemed in whole, but not in part, at the option of the Servicer (with the consent of the Security Insurer under certain circumstances), on any Distribution Date on or after the date on which the Outstanding Amount of the Notes is less than or equal to 10% of the original Outstanding Amount of the Notes.

     As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against
(i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Security Insurer and any agent of the Issuer, the Indenture Trustee or the Security Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Security Insurer or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Security Insurer and the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture with the consent of the Security Insurer but without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Chemical Bank Delaware in its individual capacity, Harris Trust and Savings Bank in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
                                ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

__________________________________________________


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

____________________________________________________________________
__________
                      (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
                                         */
                               Signature Guaranteed:



                   */







________________________

  */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
                               CERTIFICATION

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is three years (or such shorter period as may then be applicable under the Securities Act) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Seller or any Affiliate of the Seller, the undersigned confirms that such Notes are being transferred:

CHECK ONE BOX BELOW

     (1)       to the Seller; or

     (2) pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of
               Regulation D under the Securities Act of 1933 that has furnished to the Indenture Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Indenture Trustee): or

     (5) pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

     Unless one of the boxes is checked, the Indenture Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3), (4) or (5) is checked, the Indenture Trustee may require, prior to registering any such transfer of the Notes such legal opinions, certifications and other information as the Administrator has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                               _________________________________
                                        Signature
Signature Guarantee:



     TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Seller and the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

                               _________________________________
                                        Signature


                               NOTICE:   To be executed by an
executive officer
                     [TO BE ATTACHED TO GLOBAL NOTES]

                                SCHEDULE A

          The initial principal amount at maturity of this Global
Note shall be $              .
The following increases or decreases in the initial principal amount of this Global Note have been made:




Date Made
Amount of
increase in
Initial
Principal
Amount of this
Global Note
Amount of
decrease
in Initial
Principal
Amount of
this Global
Note
Initial
Principal
Amount of
this Global
Note
following
such
decrease or
increase
Signature of
authorized
officer of
Indenture
Trustee
or Custodian










































































































































          [FACE OF CLASS A-1 REGULATION S TEMPORARY GLOBAL NOTE]



THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


REGISTERED$

No. R-                                                    CIN NO. U32127AA7

                    FIRST MERCHANTS AUTO TRUST 1996-A

                FLOATING RATE ASSET BACKED NOTE, CLASS A-1

     Subject to the provision on the reverse hereof, FIRST MERCHANTS AUTO TRUST 1996-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ______________________, or
registered assigns, the principal sum of [          ] DOLLARS, payable
on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $ [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $85,000,000 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 3.01 of the Indenture dated as of May 1, 1996 (the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of January 15, 1999 (the "Class A-1 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.01(a) of the Indenture. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer will pay interest on this Note at a rate per annum equal to LIBOR plus 0.17%, subject to a maximum rate of 12.00% per annum, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution
Date), subject to certain limitations contained in Section 3.01 of the Indenture. LIBOR for each Interest Reset Period and related Distribution Date will be determined on the related LIBOR Determination Date by the Calculation Agent as set forth in Section 2.12 of the Indenture. All determinations of LIBOR by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes, and each Holder of this Note, by accepting a Class A-1 Note, agrees to be bound by such determination. Interest on this Note will accrue for each Distribution Date from the Closing Date (in the case of the first Distribution Date) or from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date. Interest will be computed on the basis of the actual number of days in each Floating Rate Interest Accrual Period divided by 360. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. ("the Security Insurer"), pursuant to which the Security Insurer has unconditionally guaranteed payments of the Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount on each Distribution Date (collectively, the "Scheduled Payment"), all as more fully set forth in the Indenture.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                          FIRST MERCHANTS AUTO TRUST
1996-A,

                               by:  CHEMICAL BANK DELAWARE,
                                    not in its individual
                                    capacity but solely as
                                    Owner Trustee under the
                                    Trust Agreement,


                               by:
_________________________________
                                     Authorized Signatory

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:                     HARRIS TRUST AND SAVINGS BANK, not in
                          its individual capacity but solely as
                          Indenture Trustee,


                          by:  _________________________________
                                    Authorized Signatory

         [Reverse of Class A-1 Regulation S Temporary Global Note]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS
IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE SELLER, THE ISSUER AND THE OWNER TRUSTEE THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE SELLER AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN
(1) TO THE SELLER, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE ADMINISTRATOR OR THE INDENTURE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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c)(3) OF REGULATIONS UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES THAT IT WILL FURNISH TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE SELLER, THE ISSUER AND THE OWNER TRUSTEE THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

     THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR
CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED
HEREIN).

     NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF
INTEREST HEREON EXCEPT AS PROVIDED HEREIN.

     NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR NOTES WITH A FACE AMOUNT OF LESS THAN $250,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN
A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR NOTES WITH A FACE AMOUNT OF LESS THAN $250,000 FOR EACH SUCH THIRD PARTY.

     SECTION 2.05 OF THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON
THE TRANSFER AND RESALE OF THIS NOTE.   EACH  TRANSFEREE OF THIS NOTE,
BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY.

     EACH NOTEHOLDER OR NOTE OWNER, BY ITS ACCEPTANCE OF THIS NOTE
(OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH NOTEHOLDER OR NOTE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING
OR SUSTAINING A CASE AGAINST THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER.

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 Floating Rate Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture.

     The Class A-1 Notes and the Class A-2 Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-1 Notes will be payable on each Distribution Date in an amount described on the face hereof.
"Distribution Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 17, 1996.

     The provisions of the form of Class A-1 Regulation S Permanent Global Notes attached as an exhibit to the Indenture is hereby incorporated by reference herein, mutatis mutandis, and, except as otherwise provided herein, shall be binding on the Issuer and the Holder hereof as if fully set forth herein. Except as otherwise provided herein, the Issuer shall make all payments hereunder as and when provided in the form of Class A-1 Regulation S Permanent Global Notes and shall be bound by all its covenants set forth therein.
Until exchanged in full for Regulation S Permanent Global Notes, the beneficial owners of this Regulation S Temporary Global Note shall in all respects be entitled to the same benefits under the Indenture as the beneficial owner of duly authenticated and delivered Regulation S Permanent Global Notes, provided that the beneficial owners of this Regulation S Temporary Global Note shall not be entitled to receive payment of principal or interest hereon except as set forth in the next succeeding paragraph.

     With respect to each Distribution Date occurring prior to the date (the "Exchange Date") on which this Regulation S Temporary Global
Note is exchanged in full for Regulation S Permanent Global Notes, each beneficial owner of an interest in this Regulation S Temporary Global Note shall be entitled to payment of principal and interest in respect of such beneficial interest only upon presentation to the Indenture Trustee by Euroclear or Cedel, as the case may be, of certification as contemplated by the Indenture to the effect that it has received certification of non-United States beneficial ownership from the Person appearing on its records as being entitled to such beneficial interests. Principal and interest in respect of any portion of this Global Note that is payable prior to the Exchange Date but as to which no such certification has been presented shall be paid by the Issuer to the Indenture Trustee and shall be held by the Indenture Trustee for payment upon receipt of the appropriate certificates.

     This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Regulation S Permanent Global Notes or Rule 144A Global Notes only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article II of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Regulation S Permanent Global Notes or Rule 144A Global Notes, the Indenture Trustee shall cancel this Regulation S Temporary Global Note.

                                                                EXHIBIT A-2

                         [FORM OF CLASS A-2 NOTE]


          [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1

          [TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO
TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A
SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN
ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED
TO ON THE REVERSE HEREOF.]1


          [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE SELLER, THE ISSUER AND THE OWNER TRUSTEE THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE SELLER AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE SELLER, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS
A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED




1    Applicable to Global Notes only.

IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE ADMINISTRATOR OR THE INDENTURE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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c)(3) OF REGULATION S UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES THAT IT WILL FURNISH TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE SELLER, THE ISSUER AND THE OWNER TRUSTEE THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.]2

     NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR NOTES WITH A FACE AMOUNT OF LESS THAN $250,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN
A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR NOTES WITH A FACE AMOUNT OF LESS THAN $250,000 FOR EACH SUCH THIRD PARTY.

     SECTION 2.05 OF THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON
THE TRANSFER AND RESALE OF THIS NOTE.   EACH  TRANSFEREE OF THIS NOTE,
BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY.

     EACH NOTEHOLDER OR NOTE OWNER, BY ITS ACCEPTANCE OF THIS NOTE
(OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH NOTEHOLDER OR NOTE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING
OR SUSTAINING A CASE AGAINST THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER.




     2    Applicable to certificated Restricted Notes only.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


REGISTERED$

No. R-                                                  CUSIP NO. 32081YAC4

                    FIRST MERCHANTS AUTO TRUST 1996-A

                    6.70% ASSET BACKED NOTE, CLASS A-2

     FIRST MERCHANTS AUTO TRUST 1996-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ______________________, or registered assigns, the principal sum of
[          ] DOLLARS, payable on each Distribution Date in an amount
equal to the result obtained by multiplying (i) a fraction the numerator of which is $ [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $40,897,000 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-2 Notes pursuant to Section 3.01 of the Indenture dated as of May 1, 1996 (the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of July 17, 2000 (the "Class A-2 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to
Section 10.01(a) of the Indenture. No payments of principal of the Class A-2 Notes shall be made until the Class A-1 Notes have been paid in full. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer will pay interest on this Note at the rate per annum set forth above, on each Distribution Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution
Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the 15th day of the month preceding the month of such Distribution Date (in the case of the first Distribution Date, from the Closing Date) to but excluding the 15th day of the month of such Distribution Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. ("the Security Insurer"), pursuant to which the Security Insurer has unconditionally guaranteed payments of the Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount on each Distribution Date (collectively, the "Scheduled Payment"), all as more fully set forth in the Indenture.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                          FIRST MERCHANTS AUTO TRUST
1996-A,

                               by:  CHEMICAL BANK DELAWARE,
                                    not in its individual
                                    capacity but solely as
                                    Owner Trustee under the
                                    Trust Agreement,


                               by:
_________________________________
                                     Authorized Signatory

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:                     HARRIS TRUST AND SAVINGS BANK, not in
                          its individual capacity but solely as
                          Indenture Trustee,


                          by:  _________________________________
                                    Authorized Signatory

                              [REVERSE OF CLASS A-2 NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.70% Asset Backed Notes, Class A-2 (herein called the "Class A-2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-2 Notes are subject to all terms of the Indenture.

     The Class A-1 Notes and the Class A-2 Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-2 Notes will be payable on each Distribution Date in an amount described on the face hereof.
"Distribution Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 17, 1996.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-2 Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, (i) if an Event of Default occurs at a time when no Security Insurer Default has occurred under the Policy, the Security Insurer may elect either to continue to make Scheduled Payments on the Notes or to make one or more accelerated payments on the Notes and (ii) if an Event of Default occurs at any time after a Security Insurer Default has occurred under the Policy, the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

     Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, (i) by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date or (ii) (A) if the registered Holder of this Note is the nominee of the Clearing Agency or (B) if such Holder holds Notes with an initial aggregate principal balance of at least $5,000,000 and has delivered written instructions to the Trustee requesting payment by wire transfer or (C) if such Holder is the Security Insurer pursuant to Section 2.08(c) of the Indenture, Section 5.10 of the Sale and Servicing Agreement or the proviso to the definition of "Outstanding" in the Indenture, by wire transfer in immediately available funds to the account designated by such Person. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class A-2 Rate to the extent lawful.

     As provided in Section 10.01 of the Indenture, the Notes may be redeemed in whole, but not in part, at the option of the Servicer (with the consent of the Security Insurer under certain circumstances), on any Distribution Date on or after the date on which the Outstanding Amount of the Notes is less than or equal to 10% of the original Outstanding Amount of the Notes.

     As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against
(i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Security Insurer and any agent of the Issuer, the Indenture Trustee or the Security Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Security Insurer or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Security Insurer and the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture with the consent of the Security Insurer but without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Chemical Bank Delaware in its individual capacity, Harris Trust and Savings Bank in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
                                ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

__________________________________________________


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

____________________________________________________________________
__________
                      (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
                                         */
                               Signature Guaranteed:



                   */







________________________

  */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
                               CERTIFICATION

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is three years (or such shorter period as may then be applicable under the Securities Act) after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Seller or any Affiliate of the Seller, the undersigned confirms that such Notes are being transferred:

CHECK ONE BOX BELOW

     (1)       to the Seller; or

     (2) pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of
               Regulation D under the Securities Act of 1933 that has furnished to the Indenture Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Indenture Trustee): or

     (5) pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

     Unless one of the boxes is checked, the Indenture Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3), (4) or (5) is checked, the Indenture Trustee may require, prior to registering any such transfer of the Notes such legal opinions, certifications and other information as the Administrator has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                               _________________________________
                                        Signature
Signature Guarantee:



     TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Seller and the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

                               _________________________________
                                        Signature


                               NOTICE:   To be executed by an
executive officer
                     [TO BE ATTACHED TO GLOBAL NOTES]

                                SCHEDULE A

          The initial principal amount at maturity of this Global
Note shall be $              .
The following increases or decreases in the initial principal amount of this Global Note have been made:




Date Made
Amount of
increase in
Initial
Principal
Amount of this
Global Note
Amount of
decrease
in Initial
Principal
Amount of
this Global
Note
Initial
Principal
Amount of
this Global
Note
following
such
decrease or
increase
Signature of
authorized
officer of
Indenture
Trustee
or Custodian

          [FACE OF CLASS A-2 REGULATION S TEMPORARY GLOBAL NOTE]



THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


REGISTERED$

No. R-                                                    CIN NO. U32127ABS

                    FIRST MERCHANTS AUTO TRUST 1996-A

                    6.70% ASSET BACKED NOTE, CLASS A-2

     Subject to the provision on the reverse hereof, FIRST MERCHANTS AUTO TRUST 1996-A, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ______________________, or
registered assigns, the principal sum of [          ] DOLLARS, payable
on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $ [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $40,897,000 by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-2 Notes pursuant to Section 3.01 of the Indenture dated as of May 1, 1996 (the "Indenture"), between the Issuer and Harris Trust and Savings Bank, an Illinois banking corporation, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of July 17, 2000 (the "Class A-2 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.01(a) of the Indenture. No payments of principal of the Class A-2 Notes shall be made until the Class A-1 Notes have been paid in full. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer will pay interest on this Note at the rate per annum set forth above, on each Distribution Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution
Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the 15th day of the month preceding the month of such Distribution Date (in the case of the first Distribution Date, from the Closing Date) to but excluding the 15th day of the month of such Distribution Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. ("the Security Insurer"), pursuant to which the Security Insurer has unconditionally guaranteed payments of the Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount on each Distribution Date (collectively, the "Scheduled Payment"), all as more fully set forth in the Indenture.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                          FIRST MERCHANTS AUTO TRUST
1996-A,

                               by:  CHEMICAL BANK DELAWARE,
                                    not in its individual
                                    capacity but solely as
                                    Owner Trustee under the
                                    Trust Agreement,


                               by:
_________________________________
                                     Authorized Signatory

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:                     HARRIS TRUST AND SAVINGS BANK, not in
                          its individual capacity but solely as
                          Indenture Trustee,


                          by:  _________________________________
                                    Authorized Signatory

         [Reverse of Class A-2 Regulation S Temporary Global Note]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS
IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE SELLER, THE ISSUER AND THE OWNER TRUSTEE THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE SELLER AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN
(1) TO THE SELLER, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE ADMINISTRATOR OR THE INDENTURE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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c)(3) OF REGULATIONS UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES THAT IT WILL FURNISH TO THE ADMINISTRATOR AND THE INDENTURE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE SELLER, THE ISSUER AND THE OWNER TRUSTEE THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

     THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR
CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED
HEREIN).

     NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF
INTEREST HEREON EXCEPT AS PROVIDED HEREIN.

     NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR NOTES WITH A FACE AMOUNT OF LESS THAN $250,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN
A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR NOTES WITH A FACE AMOUNT OF LESS THAN $250,000 FOR EACH SUCH THIRD PARTY.

     SECTION 2.05 OF THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON
THE TRANSFER AND RESALE OF THIS NOTE.   EACH  TRANSFEREE OF THIS NOTE,
BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY.

     EACH NOTEHOLDER OR NOTE OWNER, BY ITS ACCEPTANCE OF THIS NOTE
(OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH NOTEHOLDER OR NOTE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING
OR SUSTAINING A CASE AGAINST THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER.

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 Floating Rate Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture.

     The Class A-1 Notes and the Class A-2 Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-1 Notes will be payable on each Distribution Date in an amount described on the face hereof.
"Distribution Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 17, 1996.

     The provisions of the form of Class A-2 Regulation S Permanent Global Notes attached as an exhibit to the Indenture is hereby incorporated by reference herein, mutatis mutandis, and, except as otherwise provided herein, shall be binding on the Issuer and the Holder hereof as if fully set forth herein. Except as otherwise provided herein, the Issuer shall make all payments hereunder as and when provided in the form of Class A-2 Regulation S Permanent Global Notes and shall be bound by all its covenants set forth therein.
Until exchanged in full for Regulation S Permanent Global Notes, the beneficial owners of this Regulation S Temporary Global Note shall in all respects be entitled to the same benefits under the Indenture as the beneficial owner of duly authenticated and delivered Regulation S Permanent Global Notes, provided that the beneficial owners of this Regulation S Temporary Global Note shall not be entitled to receive payment of principal or interest hereon except as set forth in the next succeeding paragraph.

     With respect to each Distribution Date occurring prior to the date (the "Exchange Date") on which this Regulation S Temporary Global
Note is exchanged in full for Regulation S Permanent Global Notes, each beneficial owner of an interest in this Regulation S Temporary Global Note shall be entitled to payment of principal and interest in respect of such beneficial interest only upon presentation to the Indenture Trustee by Euroclear or Cedel, as the case may be, of certification as contemplated by the Indenture to the effect that it has received certification of non-United States beneficial ownership from the Person appearing on its records as being entitled to such beneficial interests. Principal and interest in respect of any portion of this Global Note that is payable prior to the Exchange Date but as to which no such certification has been presented shall be paid by the Issuer to the Indenture Trustee and shall be held by the Indenture Trustee for payment upon receipt of the appropriate certificates.

     This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Regulation S Permanent Global Notes or Rule 144A Global Notes only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article II of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Regulation S Permanent Global Notes or Rule 144A Global Notes, the Indenture Trustee shall cancel this Regulation S Temporary Global Note.


                             EXHIBIT B-1


       FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
          FROM RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE
             (Pursuant to Section 2.05(a)(i) of the Indenture)


Harris Trust and Savings Bank,
  as Indenture Trustee of First Merchants Auto Trust 1996-A
311 West Monroe Street, 12th Floor
Chicago, Illinois 60606

          Re:  First Merchants Auto Trust
               1996-A
               [Floating Rate Asset Backed Notes, Class A-1 (the
               "Notes")]
               [6.70% Asset Backed Notes, Class A-2 (the "Notes")]

     Reference is hereby made to the Indenture dated as of May 1, 1996 (the "Indenture") between First Merchants Auto Trust 1996-A, as issuer (the "Issuer"), and Harris Trust and Savings Bank as trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to the Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP No. __________) and held with the Depositary in the name of Cede & Co. (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (SINS No. __________), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Cedel or both (Common Code_______).

     In connection with such request and in respect of such Notes, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

     (1) The offer of the Notes was not made to a person in the United States;

     (2)  either:

          (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States: or

          (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Cedel or both (Common Code __________).

     Upon giving effect to this request to exchange a beneficial interest in a Rule 144A Global Note for a beneficial interest in a Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Notes pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Notes, the additional restrictions applicable to transfers of interest in the Regulation S Temporary Global Note.

     This certificate and the statements contained herein are made for your benefit and the benefit of First Merchants Auto Receivables Corporation II, the Issuer and Salomon Brothers Inc, Seven World Trade Center, New York, New York, the initial purchaser of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                          [Insert Name of Transferor]


                          By:  _________________________________
                               Name:
                               Title:



Dated:______________, __

cc:  First Merchants Auto Receivables Corporation II
     Chemical Bank Delaware, Owner Trustee
     Salomon Brothers Inc

                                                                EXHIBIT B-2


       FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
          FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE
            (Pursuant to Section 2.05(a)(ii) of the Indenture)

Harris Trust and Savings Bank,
  as Indenture Trustee of First Merchants Auto Trust 1996-A
311 West Monroe Street, 12th Floor
Chicago, Illinois 60606

          Re:  First Merchants Auto Trust
               1996-A
               [Floating Rate Asset Backed Notes, Class A-1 (the
               "Notes")]
               [6.70% Asset Backed Notes, Class A-2 (the "Notes")]

     Reference is hereby made to the Indenture dated as of May 1, 1996 (the "Indenture") between First Merchants Auto Trust 1996-A, as issuer (the "Issuer"), and Harris Trust and Savings Bank as trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to the Notes which are evidenced by one or more Regulation S Global Notes (SINS No. __________) and held with the Depositary through [Euroclear] [Cedel] (Common Code __________) in the name of Cede & Co. (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP No. __________), to be held with the Depositary.

     In connection with such request and in respect of such Notes, the Transferor hereby certifies that:

                                [CHECK ONE]

          such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                    or

          such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                    or

          such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                    or

          such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the Transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Administrator and to the Indenture Trustee, to the effect that such transfer is in compliance with the Securities Act;

and such Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in Rule 144A Global Notes, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Rule 144A Global Notes pursuant to the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of First Merchants Auto Receivables Corporation II, the Issuer and Salomon Brothers Inc, Seven World Trade Center, New York, New York, the initial purchaser of such Notes being transferred.


                          [Insert Name of Transferor]


                          By:
                               Name:
                               Title:

Dated:__________, ____

cc:  First Merchants Auto Receivables Corporation II
     Chemical Bank Delaware, Owner Trustee
     Salomon Brothers Inc


                             EXHIBIT B-3

       FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                 FROM DEFINITIVE NOTES TO DEFINITIVE NOTES
              (Pursuant to Section 2.05(b) of the Indenture)

Harris Trust and Savings Bank,
  as Indenture Trustee of First Merchants Auto Trust 1996-A
311 West Monroe Street, 12th Floor
Chicago, Illinois 60606

          Re:  First Merchants Auto Trust
               1996-A
               [Floating Rate Asset Backed Notes, Class A-1 (the
               "Notes")]
               [6.70% Asset Backed Notes, Class A-2 (the "Notes")]

     Reference is hereby made to the Indenture dated as of May 1, 1996 (the "Indenture") between First Merchants Auto Trust 1996-A, as issuer (the "Issuer"), and Harris Trust and Savings Bank as trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with such request and in respect of the Notes surrendered to the Indenture Trustee herewith for exchange (the
"Surrendered Notes"), the holder of such Surrendered Notes hereby certifies that:

                                [CHECK ONE]

          the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                    or

          the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities
          Act:

                                    or

          the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                    or

          such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Administrator and to the Indenture Trustee, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of First Merchants Auto Receivables Corporation II, the Issuer and Salomon Brothers Inc, Seven World Trade Center, New York, New York, the initial purchaser of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.




                                    [Insert Name of Transferor]


                                    By:
                                         Name:
                                         Title:

Dated: __________, ____

cc:  First Merchants Auto Receivables Corporation II
     Chemical Bank Delaware, Owner Trustee
     Salomon Brothers Inc

                                                                EXHIBIT B-4

       FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
              FROM DEFINITIVE NOTES TO RULE 144A GLOBAL NOTE
              (Pursuant to Section 2.05(c) of the Indenture)

Harris Trust and Savings Bank,
  as Indenture Trustee of First Merchants Auto Trust 1996-A
311 West Monroe Street, 12th Floor
Chicago, Illinois 60606

          Re:  First Merchants Auto Trust
               1996-A
               [Floating Rate Asset Backed Notes, Class A-1 (the
               "Notes")]
               [6.70% Asset Backed Notes, Class A-2 (the "Notes")]

     Reference is hereby made to the Indenture dated as of May 1, 1996 (the "Indenture") between First Merchants Auto Trust 1996-A, as issuer (the "Issuer"), and Harris Trust and Savings Bank as trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to Notes which are evidenced by one or more Definitive Notes. The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal initial principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP No. __________), to be held with the Depositary.

     In connection with such request and in respect of the Notes surrendered to the Indenture Trustee herewith for exchange (the
"Surrendered Notes"), the holder of such Surrendered Notes hereby certifies that:

                                [CHECK ONE]

          the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                    or

          the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of First Merchants Auto Receivables Corporation II, the Issuer and Salomon Brothers Inc, Seven World Trade Center, New York, New York, the initial purchaser of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.




                                    [Insert Name of Transferor]


                                    By:
                                         Name:
                                         Title:

Dated: __________, ____

cc:  First Merchants Auto Receivables Corporation II
     Chemical Bank Delaware, Owner Trustee
     Salomon Brothers Inc


                               EXHIBIT B-5

       FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM RULE 144A GLOBAL NOTE OR REGULATION S PERMANENT GLOBAL NOTE
                            TO DEFINITIVE NOTE
              (Pursuant to Section 2.05(d) of the Indenture)

Harris Trust and Savings Bank,
  as Indenture Trustee of First Merchants Auto Trust 1996-A
311 West Monroe Street, 12th Floor
Chicago, Illinois 60606

          Re:  First Merchants Auto Trust
               1996-A
               [Floating Rate Asset Backed Notes, Class A-1 (the
               "Notes")]
               [6.70% Asset Backed Notes, Class A-2 (the "Notes")]

     Reference is hereby made to the Indenture dated as of May 1, 1996 (the "Indenture") between First Merchants Auto Trust 1996-A, as issuer (the "Issuer"), and Harris Trust and Savings Bank as trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     [This letter relates to the Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP No. ________) and held with the Depositary in the name of Cede & Co. (the "Transferor").] [This letter relates to the Notes which are evidenced by one or more Regulation S Global Notes (SINS No. ________) and held with the Depositary through [Euroclear] [Cedel] (Common Code ________) in the name of Cede & Co. (the "Transferor").] The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Definitive Notes (CUSIP No. _________), to be registered in the names and issued in the authorized denominations provided to you herewith.

     In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the holder of such Surrendered Notes hereby certifies that:

                                [CHECK ONE]

          the Surrendered Notes are being transferred to the beneficial owner of such Notes;

                                    or

          the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                    or

          the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities
          Act;

                                    or

          the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                    or

          such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Administrator and to the Indenture Trustee, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

          This certificate and the statements contained herein are made for your benefit and the benefit of First Merchants Auto Receivables Corporation II, the Issuer and Salomon Brothers Inc, Seven World Trade Center, New York, New York, the initial purchaser of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.



                               [Insert Name of Transferor]


                               By:
                                    Name:
                                    Title:

Dated: __________, ____

cc:  First Merchants Auto Receivables Corporation II
     Chemical Bank Delaware, Owner Trustee
     Salomon Brothers Inc